UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07946

EV Classic Senior Floating Rate Fund
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Maureen A. Gemma The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	October 31*

Date of reporting period:	October 31, 2007

* The fiscal year end of the Fund recently changed from November 30 to October 31.

Item 1. Reports to Stockholders

Annual Report October 31, 2007

EV
CLASSIC
SENIOR
FLOATING-RATE
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at
1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

EV Classic Senior Floating-Rate Fund as of October 31, 2007

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Performance for the Eleven Months Ended* October 31, 2007

•                  EV Classic Senior Floating-Rate Fund (the “Fund”) had a total return of 3.12% for the eleven months ended October 31, 2007.(1) This return resulted from a decrease in net asset value (NAV) per share to $9.10 on October 31, 2007, from $9.36 on November 30, 2006, and the reinvestment of all distributions.

•                  The Fund distributed $0.547 in income dividends for the eleven months ended October 31, 2007. Based on a $9.10 NAV per share on October 31, 2007, the Fund had a distribution rate of 6.62%.(2) The Fund’s SEC 30-day yield at October 31, 2007, was 6.57%.(3)

•                  For comparison, the Fund’s benchmark – the S&P/LSTA Leveraged Loan Index – an unmanaged loan market index – had a total return of 3.87% for the eleven months ended October 31, 2007.(4)

Investment Environment

•                  The loan market underwent an unprecedented correction in the third quarter of 2007 that resulted from a decline in loan demand, combined with an increase in the supply of new loan issuance. Average loan market prices fell 4%-5% in July and August. The risk aversion that began in the subprime mortgage area spread to the leveraged loan market through increased credit spreads and loan price volatility, which in turn further reduced demand from key market participants, including hedge funds, collateralized loan participation funds and mutual funds. With investor demand falling and loan supply rising to record levels, prices fell to levels not seen since 2002.

•                  Interestingly, this market decline was distinguished from previous corrections by the fact that corporate loan default rates have remained at historic lows, 0.5% according to Standard & Poor’s. Thus, while there were increasing signs of a weakening economy, the market decline was primarily based on technical factors. The silver lining in the correction is that effective loan credit spreads widened from roughly 200 basis points (2.00%) over LIBOR – the London- Interbank Offered Rate, used by banks as a base for loans to large commercial and industrial companies – to around 300 basis points (3.00%) by the Fund’s fiscal year-end. That was closer to average historical levels.

The Portfolio’s Investments

•                  The Fund’s investment objective is to seek as high a level of current income as is consistent with the preservation of capital by investing in a portfolio consisting primarily of senior floating-rate loans. The Fund invests in Senior Debt Portfolio (the “Portfolio”), a registered closed-end investment company that has the same investment objective and policies as the Fund. In managing the Portfolio, the investment adviser seeks to invest in a portfolio of senior loans that will be less volatile over time than the general loan market. As discussed on the next page, the Fund employs leverage, which may increase risk.

•                  The Portfolio’s investments included senior loans to 510 borrowers spanning 39 industries at October 31, 2007, with an average loan size of 0.20% of total investments, and no industry constituting more than 9% of total investments. Publishing, cable and satellite television, health care, chemicals and plastics, and business equipment and services were the largest industry weightings.(5)

•                  The Portfolio is well diversified in terms of industry, market and geography – a strategy management believes should help the Portfolio weather an economic downturn. The Portfolio had a 16.2% exposure to European loans, which provided further diversification and the opportunity for yield enhancement. Loans denominated in foreign currencies were hedged to protect against foreign currency risk.(5)

(1) Total return at net asset value does not reflect applicable early withdrawal charge (EWC). If EWC was included, return would be lower. Absent a fee waiver by the investment adviser and administrator, the returns would be lower.

(2) The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share (annualized) by the net asset value.

(3) The Fund’s SEC yield is calculated by dividing the net investment income per share for the 30-day period by the net asset value at the end of the period and annualizing the result.

(4) It is not possible to invest directly in an Index. The Index’s total return reflects changes in the value of the loans constituting the Index and accrual of interest and does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the loans represented in the Index.

(5) Holdings and industry weightings are subject to change due to active management.

* The Fund changed its fiscal year end from November 30 to October 31.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

•                  The Portfolio had a modest 1.5% exposure to home builders. Home builders have struggled in the recent economic climate; however, management believes that these loans should benefit from the security and collateral that back these exposures. The Portfolio did not have any direct exposure to subprime or prime mortgage lenders during the year ended October 31, 2007.(1)

•                  The Fund’s net asset value reflected the market correction, declining in July and August, before temporarily rebounding somewhat in September and October. Despite the summer decline, the Fund registered a positive total return for the fiscal year.

•                  As of October 31, 2007, the Portfolio had leverage in the amount of approximately 14.5% of its total investments. The Portfolio currently employs leverage through a large commercial paper program. Use of financial leverage creates an opportunity for increased income, but at the same time creates special risks (including the likelihood of greater volatility in the net asset value). The cost of borrowings under the Portfolio’s commercial paper facility rise and fall with changes in short-term interest rates. Such increases/decreases in the cost of leverage may be offset by increased/decreased income from the Portfolio’s senior loan investments

(1) Holdings and industry weightings are subject to change due to active management.

Top Ten Holdings(2)

By total investments

Charter Communications Operating, LLC	1.3%
Georgia-Pacific Corp.	1.2
Sungard Data Systems	1.1
Univision Communications, Inc.	1.0
NRG Energy Inc.	1.0
Community Health Systems, Inc.	0.9
UPC Broadband Holding B.V.	0.9
WMG Acquisition Corp.	0.8
Idearc, Inc.	0.8
HCA, Inc.	0.8

(2) Reflects the Portfolio’s investments as of October 31, 2007. Holdings are shown as a percentage of the Portfolio’s total investments. Portfolio information may not be representative of current or future investments and may change due to active management.

Top five Industries(3)

By total investments

Publishing	8.4%
Cable & Satellite Television	7.5
Health Care	7.5
Chemicals & Plastics	7.0
Business Equipment & Services	6.0

(3)Reflects the Portfolio’s investments as of October 31, 2007. Industries are shown as a percentage of the Portfolio’s total investments. Portfolio information may not be representative of current or future investments and are subject to change due to active management.

Credit Quality Ratings for Total Loan Investments(4)

By total loan investments

Baa	1.3%
Ba	49.6
B	29.6
Caa	0.7
Non-Rated(5)	18.8

(4) Credit Quality ratings are those provided by Moody’s, a nationally recognized bond rating service. As a percentage of the Portfolio’s total loan investments as of October 31, 2007. Fund information may not be representative of the Portfolio’s current or future investments and may change due to active management.

(5) Certain loans in which the Portfolio invests are not rated by a rating agency. In management’s opinion, such securities are comparable to securities rated by a rating agency in the categories listed above.

The Trustees of the Fund have approved the conversion of the Fund to an open-end investment company. To accomplish the conversion, the Fund will be reorganized into separate classes of a new open-end investment company, Eaton Vance Floating- Rate Advantage Fund (“Floating-Rate Advantage Fund”). Like the Fund, Floating- Rate Advantage Fund will invest in the Portfolio. Information about Floating-Rate Advantage Fund, the conversions and the reorganizations was provided in a proxy statement/prospectus mailed to Fund shareholders of record as of September 7, 2007. The conversion and reorganization require the approval of a majority of the Fund’s outstanding shares. The initial shareholder meeting held November 5, 2007 has been adjourned until January 18, 2008. Once approved, the reorganization and conversion will occur as soon as practicable thereafter. After the reorganizations are completed, the Fund will be terminated.

EV Classic Senior Floating-Rate Fund as of October 31, 2007

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of the Fund with that of the S&P/LSTA Leveraged Loan Index, an unmanaged loan market index. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in the Fund and in the S&P/LSTA Leveraged Loan Index. The table includes the total return of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or the repurchase of Fund shares.

Fund Performance(1) As of 10/31/07

Symbol	ECFRX

Average Annual Total Returns (at net asset value)
Eleven months	3.12%
One year	3.65
Five years	5.24
Ten years	4.50

SEC Average Annual Total Returns (including applicable EWC)
Eleven months	2.14%
One year	2.68
Five years	5.24
Ten years	4.50

(1) Average Annual Total Returns at net asset value do not include the applicable early withdrawal charge (EWC). If the EWC was deducted, returns would be lower. SEC Average Annual Total Returns reflect 1% EWC within the first year. Absent a fee waiver by the investment adviser and administrator, the returns would be lower.

Total Annual Operating Expenses(2)

Gross Expense Ratio	2.20%
Net Expense Ratio	1.45

(2) Source: Prospectus dated 4/1/07. The Net Expense Ratio reflects a contractual advisory fee and administration fee waivers. They will be eliminated or reduced in the event that the distribution fees of the Fund or another fund investing in the Portfolio are eliminated or reduced. The waivers may otherwise only be eliminated or reduced by the independent Trustees. Without these waivers, performance would have been lower.

Comparison of Change in Value of a $10,000 Investment in EV Classic Senior Floating-Rate Fund vs. the S&P/LSTA Leveraged Loan Index*

October 31, 1997 – October 31, 2007

* Sources: Standard & Poor’s; Thomson Financial. Fund operations commenced on 2/24/95.

It is not possible to invest directly in an Index. The Index’s total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

EV Classic Senior Floating-Rate Fund as of October 31, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2007

Assets
Investment in Senior Debt Portfolio, at value (identified cost, $924,799,428)	$909,505,992
Receivable for Fund shares sold	362,106
Total assets	$909,868,098
Liabilities
Dividends payable	$1,757,572
Payable to affiliate for distribution and service fees	651,168
Payable to affiliate for Trustees' fees	334
Accrued expenses	188,490
Total liabilities	$2,597,564
Net Assets	$907,270,534
Sources of Net Assets
Paid-in capital	$1,217,290,359
Accumulated net realized loss from Portfolio	(293,320,921)
Accumulated distribution in excess of net investment income	(1,405,468)
Net unrealized depreciation from Portfolio	(15,293,436)
Total	$907,270,534
Net Asset Value, Offering Price and Redemption Price Per Share
($907,270,534 ÷ 99,654,998 common shares of benificial interest issued and outstanding)	$9.10

Statements of Operations

Investment Income	Period Ended October 31, 2007(1)	Year Ended November 30, 2006
Interest allocated from Portfolio	$76,801,220	$80,610,340
Expenses allocated from Portfolio	(11,536,931)	(5,868,971)
Net investment income from Portfolio	$65,264,289	$74,741,369
Expenses
Trustees' fees and expenses	$3,446	$3,408
Distribution and service fees	7,690,946	9,629,014
Transfer and dividend disbursing agent fees	639,818	740,695
Printing and postage	166,267	180,456
Legal and accounting services	63,307	58,594
Custodian fee	40,382	28,162
Registration fees	32,646	37,623
Miscellaneous	15,769	6,978
Total expenses	$8,652,581	$10,684,930
Net investment income	$56,611,708	$64,056,439
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions	$11,194,553	$2,673,107
Swap contracts	154,528	127,768
Foreign currency and forward foreign currency exchange contract transactions	(10,806,376)	(7,632,502)
Net realized gain (loss)	$542,705	$(4,831,627)
Change in unrealized appreciation (depreciation) — Investments	$(25,848,651)	$6,634,586
Swap contracts	(39,941)	193,100
Foreign currency and forward foreign currency exchange contracts	153,432	(793,759)
Net change in unrealized appreciation (depreciation)	$(25,735,160)	$6,033,927
Net realized and unrealized gain (loss)	$(25,192,455)	$1,202,300
Net increase in net assets from operations	$31,419,253	$65,258,739

(1)  For the eleven months ended October 31, 2007.

See notes to financial statements

EV Classic Senior Floating-Rate Fund as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Period Ended October 31, 2007(1)	Year Ended November 30, 2006	Year Ended November 30, 2005
From operations — Net investment income	$56,611,708	$64,056,439	$51,748,104
Net realized gain (loss) from investment transactions, swap contracts, foreign currency, and forward foreign currency exchange contract transactions	542,705	(4,831,627)	424,114
Net change in unrealized appreciation (depreciation) from investments, swap contracts, foreign currency, and forward foreign currency exchange contracts	(25,735,160)	6,033,927	341,641
Net increase in net assets from operations	$31,419,253	$65,258,739	$52,513,859
Distributions to shareholders — From net investment income	$(58,173,134)	$(64,617,162)	$(51,827,393)
Total distributions to shareholders	$(58,173,134)	$(64,617,162)	$(51,827,393)
Transactions in shares of beneficial interest — Proceeds from sale of shares	$47,071,143	$59,869,085	$115,648,486
Net asset value of shares issued to shareholders in payment of distributions declared	38,886,793	43,270,055	35,074,193
Cost of shares redeemed	(218,943,673)	(263,715,179)	(258,376,319)
Net decrease in net assets from Fund share transactions	$(132,985,737)	$(160,576,039)	$(107,653,640)
Net decrease in net assets	$(159,739,618)	$(159,934,462)	$(106,967,174)
Net Assets
At beginning of period	$1,067,010,152	$1,226,944,614	$1,333,911,788
At end of period	$907,270,534	$1,067,010,152	$1,226,944,614
Accumulated undistributed net investment income (distribution in excess of) included in net assets
At end of period	$(1,405,468)	$1,228,232	$595,817

(1)  For the eleven months ended October 31, 2007.

See notes to financial statements

EV Classic Senior Floating-Rate Fund as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Period Ended		Year Ended November 30,							Period Ended
	October 31, 2007(1)(2)		2006(1)		2005(1)		2004		2003	November 30, 2002(3)
Net asset value — Beginning of period	$9.360		$9.370		$9.360		$9.160		$8.820	$9.130
Income (loss) from operations
Net investment income	$0.534		$0.531		$0.381		$0.268		$0.284	$0.318
Net realized and unrealized gain (loss)	(0.247)		(0.005	)(4)	0.010		0.199		0.338	(0.310)
Total income from operations	$0.287		$0.526		$0.391		$0.467		$0.622	$0.008
Less distributions
From net investment income	$(0.547)		$(0.536)		$(0.381)		$(0.267)		$(0.282)	$(0.318)
Total distributions	$(0.547)		$(0.536)		$(0.381)		$(0.267)		$(0.282)	$(0.318)
Net asset value — End of period	$9.100		$9.360		$9.370		$9.360		$9.160	$8.820
Total Return(5)	3.12	%(9)	5.76%		4.26%		5.15%		7.16%	0.08	%(9)
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$907,271		$1,067,010		$1,226,945		$1,333,912		$1,397,617	$1,666,689
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(6)	1.54	%(7)	1.45%		1.47%		1.45%		1.46%	1.41	%(7)
Expenses after custodian fee reduction(6)	1.54	%(7)	1.45%		1.47%		1.45%		1.46%	1.41	%(7)
Interest expense(6)	0.70	%(7)	0.01%		0.00	%(8)	0.00	%(8)	0.01%	0.01	%(7)
Total expenses(6)	2.24	%(7)	1.46%		1.47%		1.45%		1.47%	1.42	%(7)
Net investment income	6.26	%(7)	5.66%		4.06%		2.88%		3.18%	3.86	%(7)
Portfolio Turnover of the Portfolio	55%		51%		65%		87%		47%	42%

(1)  Net investment income per share was computed using average shares outstanding.

(2)  For the eleven month period ended October 31, 2007.

(3)  For the eleven month period ended November 30, 2002.

(4)  The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(5)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(6)  Includes the Fund's share of the Portfolio's allocated expenses.

(7)  Annualized.

(8)  Rounds to less than 0.01%.

(9)  Not annualized.

See notes to financial statements

EV Classic Senior Floating-Rate Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

EV Classic Senior Floating-Rate Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund invests all of its investable assets in interests in the Senior Debt Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (39.0% at October 31, 2007). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2007, the Fund, for federal income tax purposes, had a capital loss carryforward of $291,634,579 which will reduce the taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2008 ($45,203,262), October 31, 2009 ($110,719,790), October 31, 2010 ($70,600,524), October 31, 2011 ($64,348,001) and October 31, 2013 ($763,002). During the eleven months ended October 31, 2007, capital loss carryforwards of $4,720,550 was utilized to offset net realized gains by the Fund.

D  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

E  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains, if any, are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a

EV Classic Senior Floating-Rate Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions declared for the eleven months ended October 31, 2007 and year ended November 30, 2006 and November 30, 2005 was as follows:

	Period Ended October 31, 2007	Year Ended November 30, 2006	Year Ended November 30, 2005
Distributions declared from:
Ordinary income	$58,173,134	$64,617,162	$51,827,393

During the eleven months ended October 31, 2007, accumulated distributions in excess of net investment income was increased by $1,072,274, accumulated net realized loss was decreased by $4,932,173 and paid-in capital was decreased by $3,859,899 due to differences between book and tax accounting primarily for mixed straddles, swaps and foreign currency gain/loss. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

At October 31, 2007, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$352,104
Capital loss carryforward	$(291,634,579)
Unrealized depreciation	$(16,979,778)
Other temporary differences	$(1,757,572)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to mixed straddles, wash sales, partnership allocations, foreign currency transactions and timing of recognizing distributions to shareholders.

3  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator of the Fund. EVM has agreed to contractually waive its administration fee as long as the distribution fee (see Note 4) is being paid by the Fund. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. (See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report). EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the eleven months ended October 31, 2007 and the year ended November 30, 2006, EVM received $44,011 and $58,585, respectively, in sub-transfer agent fees. Eaton Vance Distributors, Inc. (EVD), the Fund's principal underwriter and a subsidiary of EVM, received distribution and service fees (see Note 4).

Except for Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment advisory fee. Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations.

4  Distribution and Service Plans

The Fund has in effect a service plan designed to meet the requirements of the sales charge rule of the National Association of Securities Dealers, Inc. as if such rule were applicable. The service plan provides that the Fund may make service fee payments to EVD, investment dealers or other persons in amounts not exceeding 0.25% annually of the Fund's average daily net assets. The Fund currently makes service fee payments for personal services and/or the maintenance of shareholder accounts equal to 0.15% annually of the Fund's average daily net assets. The Fund paid or accrued service fees to or payable to EVD for the eleven months ended October 31, 2007 and year ended November 30, 2006 in the amount of $1,357,226 and $1,699,238, respectively.

The Fund has in effect a distribution plan that allows the Fund to pay distribution fees for the sale and distribution of Fund shares. The distribution plan requires the Fund to pay EVD an amount equal to 0.70% annually of the Fund's average daily net assets for providing ongoing distribution services and facilities to the Fund. For the eleven months ended October 31, 2007 and the year ended November 30, 2006 the distribution fees amounted to $6,333,720 and $7,929,776, respectively.

5  Early Withdrawal Charge

EVD compensates investment dealers at a rate of 0.75% of the purchase price of shares purchased through such

EV Classic Senior Floating-Rate Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

dealers consisting of 0.60% of sales commissions and 0.15% service fee (for the first year's service). EVD also pays additional compensation to each dealer equal to 0.60% per annum of the value of Fund shares sold by such dealer that are outstanding for more than one year. A 1% early withdrawal charge (EWC) to recover distribution costs is charged to repurchasing shareholders and paid to EVD in connection with most shares held for less than one year which are accepted for repurchase. The EWC is based on the lower of the net asset value at the time of purchase or repurchase. Shares acquired through the reinvestment of distributions are exempt from the EWC. Redemptions are made first from shares that are not subject to an EWC. The total early withdrawal charges received by EVD for the eleven months ended October 31, 2007 and the year ended November 30, 2006 amounted to approximately $35,157 and $71,635, respectively.

6  Investment Tranactions

Increases in the Fund's investment in the Portfolio aggregated to $47,381,245 and $59,916,514, respectively, for the eleven months ended October 31, 2007 and the year ended November 30, 2006. Decreases in the Fund's investment in the Portfolio aggregated to $247,130,693 and $294,966,682, respectively, for the eleven months ended October 31, 2007 and the year ended November 30, 2006.

7  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). The Fund operates as an interval fund, meaning that it continuously accepts new shareholder investments but permits share repurchases (of at least 5% and up to 25% or more of its shares) at net asset value only once a quarter. It is a fundamental policy of the Fund (which may only be changed by shareholder vote) that the Fund will conduct repurchase offers ending on a date (fixed by the Trustees) in the months of March, June, September and December and the repurchase price will be determined no more than 14 days following the repurchase request deadline. Payment for all shares repurchased pursuant to these offers normally is made no later than 7 days after the repurchase pricing date. Shareholders are sent notification of each repurchase offer at least 21 days prior to the repurchase request deadline. An early withdrawal charge is imposed on most shares accepted for repurchase which have been held less than one year (see Note 5). During the eleven months ended October 31, 2007, the Fund made repurchase offers as follows:

	Repurchase Offer Amount		Amount Repurchased
Repurchase Request Deadline	Shares	Amount	Shares	Amount
December 22, 2006	28,560,590	$267,612,731	6,809,677	$63,806,675
March 22, 2007	27,471,139	$258,503,416	5,350,569	$50,348,855
June 22, 2007	26,865,488	$252,804,243	4,860,093	$45,733,476
September 25, 2007	26,271,551	$237,494,822	6,532,674	$59,054,667
Total	109,168,768	$1,016,415,212	23,553,013	$218,943,673

Transactions in Fund shares were as follows:

	Period Ended October 31, 2007 (1)	Year Ended November 30, 2006	Year Ended November 30, 2005
Sales	5,052,798	6,383,906	12,335,716
Issued to shareholders electing to receive payments of distributions in Fund shares	4,195,838	4,612,065	3,741,993
Redemptions	(23,553,013)	(28,034,902)	(27,564,482)
Net decrease	(14,304,377)	(17,038,931)	(11,486,773)

(1) For the eleven months ended October 31, 2007

8  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair

EV Classic Senior Floating-Rate Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

9  Fiscal Year-End Change

Effective October 15, 2007, the Trustees approved a change in fiscal year-end of the Fund from November 30 to October 31.

10  Proposed Reorganization

On August 6, 2007, the Trustees approved the conversion of the Fund to an open-end management investment company. To accomplish the conversion, the Fund is expected to be reorganized into a separate class of Eaton Vance Floating-Rate Advantage Fund, a newly-formed fund that will invest all its assets in the Portfolio. The Fund's conversion is subject to approval by the Fund's shareholders, which had not occurred as of October 31, 2007.

EV Classic Senior Floating-Rate Fund as of October 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of EV Classic Senior Floating-Rate Fund:

We have audited the accompanying statement of assets and liabilities of EV Classic Senior Floating-Rate Fund (the "Fund") as of October 31, 2007, the related statements of operations for the eleven month period ended October 31, 2007 and the year ended November 30, 2006, the statements of changes in net assets for the eleven month period ended October 31, 2007, and for each of the two years in the period ended November 30, 2006, and the financial highlights for the eleven month period ended October 31, 2007, for each of the four years in the period ended November 30, 2006 and the eleven month period ended November 30, 2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of EV Classic Senior Floating-Rate Fund as of October 31, 2007, the results of its operations for the eleven month period ended October 31, 2007 and the year ended November 30, 2006, the changes in its net assets for the eleven month period ended October 31, 2007 and for each of the two years in the period ended November 30, 2006, and its financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 20, 2007

EV Classic Senior Floating-Rate Fund as of October 31, 2007

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2008 will show the tax status of all distributions paid to your account in calendar 2007. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

Senior Debt Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS

	Senior Floating-Rate Interests — 115.5%(1)
	Principal Amount*	Borrower/Tranche Description	Value
	Aerospace and Defense — 1.8%
	Atlantic Inertial Systems, Inc.
GBP	1,010,843	Term Loan, 9.38%, Maturing July 20, 2014	$2,084,126
	AWAS Capital, Inc.
	6,509,723	Term Loan, 7.00%, Maturing March 22, 2013	6,200,512
	BE Aerospace, Inc.
	750,000	Term Loan, 7.04%, Maturing August 24, 2012	748,750
	Colt Defense, LLC
	1,496,250	Term Loan, 8.00%, Maturing July 9, 2014	1,486,898
	DAE Aviation Holdings, Inc.
	669,056	Term Loan, 7.80%, Maturing July 31, 2009	668,638
	757,467	Term Loan, 8.93%, Maturing July 31, 2014	757,941
	573,477	Term Loan, 8.93%, Maturing July 31, 2014	573,835
	Evergreen International Aviation
	2,883,043	Term Loan, 8.30%, Maturing October 31, 2011	2,810,967
	Hawker Beechcraft Acquisition
	4,375,883	Term Loan, 7.17%, Maturing March 26, 2014	4,288,707
	372,128	Term Loan, 7.30%, Maturing March 26, 2014	364,714
	Hexcel Corp.
	1,675,734	Term Loan, 7.03%, Maturing March 1, 2012	1,642,219
	IAP Worldwide Services, Inc.
	3,144,000	Term Loan, 11.50%, Maturing December 30, 2012	2,857,896
	Jet Aviation Holding, AG
	1,395,000	Term Loan, 5.77%, Maturing May 15, 2013	1,325,250
	Spirit AeroSystems, Inc.
	2,709,276	Term Loan, 6.90%, Maturing December 31, 2011	2,688,957
	TransDigm, Inc.
	5,000,000	Term Loan, 7.20%, Maturing June 23, 2013	4,929,690
	Vought Aircraft Industries, Inc.
	2,000,000	Revolving Loan, 0.00%, Maturing December 22, 2009(4)	1,880,000
	3,219,459	Term Loan, 7.34%, Maturing December 17, 2011	3,191,289
	1,000,000	Term Loan, 7.62%, Maturing December 17, 2011	991,042
	Wesco Aircraft Hardware Corp.
	1,000,000	Term Loan, 10.95%, Maturing September 29, 2014	1,007,500
	Wyle Laboratories, Inc.
	897,089	Term Loan, 8.11%, Maturing January 28, 2011	883,633
			$41,382,564
	Air Transport — 0.7%
	Airport Development and Investment, Ltd.
GBP	3,451,245	Term Loan, 10.28%, Maturing April 7, 2011	$6,983,863

Principal Amount*		Borrower/Tranche Description	Value
Air Transport (continued)
Delta Air Lines, Inc.
	$3,990,000	Term Loan, 8.08%, Maturing April 30, 2014	$3,960,789
Northwest Airlines, Inc.
	6,385,500	DIP Loan, 7.03%, Maturing August 21, 2008	6,159,345
			$17,103,997
Automotive — 4.1%
Accuride Corp.
	$5,855,002	Term Loan, 7.13%, Maturing January 31, 2012	$5,745,221
Adesa, Inc.
	10,698,188	Term Loan, 7.45%, Maturing October 18, 2013	10,368,641
Affina Group, Inc.
	3,802,126	Term Loan, 7.96%, Maturing November 30, 2011	3,799,750
Allison Transmission, Inc.
	5,000,000	Term Loan, 8.17%, Maturing September 30, 2014	4,885,415
CSA Acquisition Corp.
	931,840	Term Loan, 7.75%, Maturing December 23, 2011	920,386
	1,209,324	Term Loan, 7.75%, Maturing December 23, 2011	1,194,459
Dana Corp.
	7,775,000	Term Loan, 7.98%, Maturing March 30, 2008	7,741,676
Dayco Products, LLC
	5,104,142	Term Loan, 7.76%, Maturing June 21, 2011	4,946,235
Federal-Mogul Corp.
	2,500,000	DIP Loan, 6.65%, Maturing December 31, 2007	2,490,687
	6,000,000	Term Loan, 7.59%, Maturing December 31, 2007	5,913,750
Financiere Truck (Investissement)
EUR	2,074,881	Term Loan, 6.16%, Maturing February 15, 2012	2,945,549
Ford Motor Co.
	4,987,313	Term Loan, 8.70%, Maturing December 15, 2013	4,810,487
Fraikin, Ltd.
GBP	596,292	Term Loan, 8.04%, Maturing February 15, 2012	1,213,934
GBP	690,864	Term Loan, 8.04%, Maturing February 15, 2012(4)	1,406,463
General Motors Corp.
	6,327,188	Term Loan, 7.62%, Maturing November 29, 2013	6,219,625
Goodyear Tire & Rubber Co.
	8,000,000	Term Loan, 6.43%, Maturing April 30, 2010	7,791,664
HLI Operating Co., Inc.
EUR	1,890,909	Term Loan, 6.87%, Maturing May 30, 2014	2,650,183
EUR	109,091	Term Loan, 7.16%, Maturing May 30, 2014	154,671
Keystone Automotive Operations, Inc.
	3,176,000	Term Loan, 8.65%, Maturing January 12, 2012	2,972,206
Kwik Fit Group Ltd.
GBP	2,500,000	Term Loan, 8.57%, Maturing August 31, 2013	4,989,966
LKQ Corp.
	2,900,000	Term Loan, 7.36%, Maturing October 12, 2013	2,892,750

See notes to financial statements

Senior Debt Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*		Borrower/Tranche Description	Value
Automotive (continued)
Locafroid Services S.A.S.
EUR	714,174	Term Loan, 6.48%, Maturing February 15, 2012(4)	$1,013,858
Tenneco Automotive, Inc.
	$3,125,000	Term Loan, 6.62%, Maturing March 17, 2014	3,078,125
TriMas Corp.
	375,000	Term Loan, 6.79%, Maturing August 2, 2011	368,906
	1,608,750	Term Loan, 7.23%, Maturing August 2, 2013	1,582,608
United Components, Inc.
	4,100,483	Term Loan, 7.38%, Maturing June 30, 2010	4,023,599
			$96,120,814
Beverage and Tobacco — 0.5%
Beverage Packaging Holdings
EUR	500,000	Term Loan, 6.56%, Maturing May 11, 2015	$709,812
EUR	500,000	Term Loan, 6.81%, Maturing May 11, 2016	713,429
Culligan International Co.
EUR	3,000,000	Term Loan, 9.33%, Maturing May 31, 2013	3,862,822
Liberator Midco, Ltd.
EUR	875,000	Term Loan, 6.56%, Maturing October 27, 2013	1,249,819
EUR	875,000	Term Loan, 6.94%, Maturing October 27, 2014	1,255,093
Southern Wine & Spirits of America, Inc.
	1,114,905	Term Loan, 6.70%, Maturing May 31, 2012	1,112,815
Van Houtte, Inc.
	1,755,600	Term Loan, 7.70%, Maturing July 11, 2014	1,718,293
	239,400	Term Loan, 7.70%, Maturing July 11, 2014	234,313
			$10,856,396
Brokers, Dealers and Investment Houses — 0.3%
AmeriTrade Holding Corp.
	$6,577,782	Term Loan, 6.25%, Maturing December 31, 2012	$6,511,320
			$6,511,320
Building and Development — 6.2%
401 North Wabash Venture, LLC
	$5,500,000	Term Loan, 8.53%, Maturing May 7, 2008(4)	$5,252,500
AIMCO Properties, L.P.
	9,000,000	Term Loan, 6.39%, Maturing March 23, 2011	8,870,625
Beacon Sales Acquisition, Inc.
	1,980,000	Term Loan, 7.16%, Maturing September 30, 2013	1,900,800
Brickman Group Holdings, Inc.
	4,502,375	Term Loan, 7.14%, Maturing January 23, 2014	4,378,560
Building Materials Corp. of America
	5,501,007	Term Loan, 7.94%, Maturing February 22, 2014	5,023,597
Capital Automotive REIT
	4,000,130	Term Loan, 6.88%, Maturing December 15, 2010	3,958,309

	Principal Amount*	Borrower/Tranche Description	Value
	Building and Development (continued)
	Epco/Fantome, LLC
	$4,896,000	Term Loan, 7.59%, Maturing November 23, 2010	$4,908,240
	Financiere Daunou S.A.
	1,411,871	Term Loan, 7.50%, Maturing May 31, 2015	1,290,686
	1,430,448	Term Loan, 7.75%, Maturing February 28, 2016	1,314,821
	Hearthstone Housing Partners II, LLC
	9,705,882	Revolving Loan, 6.79%, Maturing December 1, 2007(4)	9,463,235
	Hovstone Holdings, LLC
	3,291,068	Term Loan, 7.63%, Maturing February 28, 2009	2,994,872
	LNR Property Corp.
	7,225,000	Term Loan, 8.11%, Maturing July 12, 2011	7,062,437
	Materis
EUR	823,329	Term Loan, 6.98%, Maturing April 27, 2014	1,171,050
EUR	876,671	Term Loan, 7.36%, Maturing April 27, 2015	1,252,823
	Mueller Water Products, Inc.
	4,425,973	Term Loan, 6.69%, Maturing May 24, 2014	4,364,426
	NCI Building Systems, Inc.
	2,345,501	Term Loan, 6.88%, Maturing June 18, 2010	2,301,523
	Nortek, Inc.
	6,659,050	Term Loan, 7.05%, Maturing August 27, 2011	6,525,869
	Panolam Industries Holdings, Inc.
	2,254,217	Term Loan, 7.95%, Maturing September 30, 2012	2,164,048
	PLY GEM Industries, Inc.
	6,090,665	Term Loan, 7.95%, Maturing August 15, 2011	5,734,361
	227,574	Term Loan, 7.95%, Maturing August 15, 2011	214,261
	Re/Max International, Inc.
	1,256,667	Term Loan, 7.24%, Maturing January 23, 2008	1,244,100
	1,343,333	Term Loan, 7.47%, Maturing January 23, 2008(4)	1,329,900
	Realogy Corp.
	2,704,545	Term Loan, 8.12%, Maturing October 10, 2013	2,520,636
	10,020,341	Term Loan, 8.24%, Maturing October 10, 2013	9,338,958
	South Edge, LLC
	4,475,000	Term Loan, 6.81%, Maturing October 31, 2009	4,027,500
	Stile Acquisition Corp.
	4,124,660	Term Loan, 7.12%, Maturing April 6, 2013	3,885,508
	Stile U.S. Acquisition Corp.
	4,131,687	Term Loan, 7.12%, Maturing April 6, 2013	3,892,127
	Tousa/Kolter, LLC
	4,643,600	Term Loan, 8.46%, Maturing January 7, 2008	4,631,991
	TRU 2005 RE Holding Co.
	13,750,000	Term Loan, 8.13%, Maturing December 9, 2008	13,623,954
	United Subcontractors, Inc.
	2,675,000	Term Loan, 12.36%, Maturing June 27, 2013	2,220,250

See notes to financial statements

Senior Debt Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount*	Borrower/Tranche Description	Value
	Building and Development (continued)
	WCI Communities, Inc.
	$7,262,500	Term Loan, 8.62%, Maturing December 23, 2010	$6,982,894
	Wintergames Acquisition ULC
	9,902,956	Term Loan, 8.13%, Maturing April 24, 2008	9,828,684
			$143,673,545
	Business Equipment and Services — 7.0%
	ACCO Brands Corp.
	$1,785,400	Term Loan, 7.18%, Maturing August 17, 2012	$1,760,851
	Activant Solutions, Inc.
	2,234,154	Term Loan, 7.38%, Maturing May 12, 2013	2,140,599
	Affiliated Computer Services
	2,456,250	Term Loan, 6.82%, Maturing March 20, 2013	2,430,152
	6,468,125	Term Loan, 6.96%, Maturing March 20, 2013	6,399,401
	Affinion Group, Inc.
	7,023,176	Term Loan, 7.98%, Maturing October 17, 2012	6,973,431
	Allied Security Holdings, LLC
	3,710,000	Term Loan, 8.20%, Maturing June 30, 2010	3,696,087
	Buhrmann US, Inc.
	6,654,194	Term Loan, 7.30%, Maturing December 31, 2010	6,587,652
	Cellnet Group, Inc.
	1,249,633	Term Loan, 7.20%, Maturing July 22, 2011	1,215,660
	DynCorp International, LLC
	3,911,634	Term Loan, 7.25%, Maturing February 11, 2011	3,784,506
	Education Management, LLC
	5,764,462	Term Loan, 7.00%, Maturing June 1, 2013	5,605,939
	Info USA, Inc.
	1,965,150	Term Loan, 7.20%, Maturing February 14, 2012	1,935,673
	Intergraph Corp.
	837,381	Term Loan, 7.45%, Maturing May 29, 2014	821,680
	2,000,000	Term Loan, 11.51%, Maturing November 29, 2014	2,000,000
	iPayment, Inc.
	2,904,380	Term Loan, 7.04%, Maturing May 10, 2013	2,773,683
	ista International GmbH
EUR	3,545,609	Term Loan, 6.34%, Maturing May 14, 2015	4,882,291
EUR	704,391	Term Loan, 6.34%, Maturing May 14, 2015	969,944
	Kronos, Inc.
	2,668,313	Term Loan, 7.45%, Maturing June 11, 2014	2,586,595
	Language Line, Inc.
	7,282,561	Term Loan, 8.42%, Maturing June 11, 2011	7,115,666
	Mitchell International, Inc.
	1,000,000	Term Loan, 10.50%, Maturing March 28, 2015	920,000
	N.E.W. Holdings I, LLC
	3,289,549	Term Loan, 7.77%, Maturing May 22, 2014	3,115,821
	Protection One, Inc.
	3,202,500	Term Loan, 7.39%, Maturing March 31, 2012	3,142,453

Principal Amount*		Borrower/Tranche Description	Value
Business Equipment and Services (continued)
Quantum Corp.
	$1,353,750	Term Loan, 8.70%, Maturing July 12, 2014	$1,343,597
Quintiles Transnational Corp.
	5,713,000	Term Loan, 7.20%, Maturing March 31, 2013	5,614,811
RiskMeterics Group Holdings, LLC
	3,606,875	Term Loan, 7.45%, Maturing January 11, 2014	3,575,315
Sabre, Inc.
	10,884,245	Term Loan, 6.96%, Maturing September 30, 2014	10,362,487
Serena Software, Inc.
	1,660,313	Term Loan, 7.18%, Maturing March 10, 2013	1,607,735
Sitel (Client Logic)
	5,086,331	Term Loan, 7.30%, Maturing January 29, 2014	4,844,730
Solera Nederland Holdings
	2,736,250	Term Loan, 7.69%, Maturing May 15, 2014	2,695,206
SunGard Data Systems, Inc.
	30,409,056	Term Loan, 7.36%, Maturing February 11, 2013	30,063,488
TDS Investor Corp.
EUR	1,052,910	Term Loan, 6.98%, Maturing August 23, 2013	1,494,735
	4,957,361	Term Loan, 7.45%, Maturing August 23, 2013	4,867,509
	3,990,000	Term Loan, 7.45%, Maturing August 23, 2013	3,917,059
	994,697	Term Loan, 7.45%, Maturing August 23, 2013	976,669
Transaction Network Services, Inc.
	2,148,452	Term Loan, 7.48%, Maturing May 4, 2012	2,116,225
Valassis Communications, Inc.
	1,562,603	Term Loan, 6.95%, Maturing March 2, 2014	1,489,356
VWR International, Inc.
	5,400,000	Term Loan, 7.70%, Maturing June 28, 2013	5,226,190
WAM Acquisition, S.A.
EUR	768,581	Term Loan, 6.57%, Maturing May 4, 2014	1,083,578
EUR	481,419	Term Loan, 6.57%, Maturing May 4, 2014	678,725
EUR	768,581	Term Loan, 6.82%, Maturing May 4, 2015	1,088,632
EUR	481,419	Term Loan, 6.82%, Maturing May 4, 2015	681,890
West Corp.
	10,128,958	Term Loan, 7.27%, Maturing October 24, 2013	9,949,595
			$164,535,616
Cable and Satellite Television — 8.4%
Atlantic Broadband Finance, LLC
	$7,497,779	Term Loan, 7.45%, Maturing September 1, 2011	$7,407,184
Bragg Communications, Inc.
	5,125,000	Term Loan, 8.06%, Maturing August 31, 2014	5,134,609
Bresnan Broadband Holdings, LLC
	1,447,000	Term Loan, 7.18%, Maturing March 29, 2014	1,413,926
	5,000,000	Term Loan, 7.42%, Maturing March 29, 2014	4,885,715

See notes to financial statements

Senior Debt Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*		Borrower/Tranche Description	Value
Cable and Satellite Television (continued)
Casema
EUR	658,133	Term Loan, 6.66%, Maturing November 14, 2014	$947,053
EUR	341,867	Term Loan, 6.66%, Maturing November 14, 2014	491,947
EUR	1,000,000	Term Loan, 7.16%, Maturing November 14, 2015	1,444,813
EUR	1,000,000	Term Loan, 8.41%, Maturing May 14, 2016	1,444,218
Cequel Communications, LLC
	16,168,750	Term Loan, 7.27%, Maturing November 5, 2013	15,691,772
Charter Communications Operating, Inc.
	37,394,539	Term Loan, 6.99%, Maturing April 28, 2013	35,998,489
CSC Holdings, Inc.
	9,456,000	Term Loan, 6.88%, Maturing March 29, 2013	9,251,911
DirecTV Holdings, LLC
	3,726,154	Term Loan, 6.25%, Maturing April 13, 2013	3,708,560
Insight Midwest Holdings, LLC
	14,575,000	Term Loan, 7.00%, Maturing April 6, 2014	14,294,635
Kabel Deutschland GmbH
EUR	5,400,000	Term Loan, 6.48%, Maturing March 31, 2012	7,613,233
Kablecom
EUR	1,000,000	Term Loan, 6.66%, Maturing November 14, 2014	1,439,000
EUR	1,000,000	Term Loan, 7.16%, Maturing November 14, 2015	1,444,942
Mediacom Broadband Group
	1,950,411	Term Loan, 6.61%, Maturing January 31, 2015	1,894,337
Mediacom Illinois, LLC
	3,000,000	Term Loan, 6.69%, Maturing September 30, 2012	2,891,787
	5,978,572	Term Loan, 6.61%, Maturing January 31, 2015	5,815,094
NTL Investment Holdings, Ltd.
	3,710,370	Term Loan, 7.22%, Maturing March 30, 2012	3,609,496
GBP	1,562,881	Term Loan, 8.28%, Maturing March 30, 2012	3,152,059
GBP	1,337,119	Term Loan, 8.28%, Maturing March 30, 2012	2,696,738
GBP	1,690,449	Term Loan, 8.29%, Maturing March 30, 2012	3,409,343
GBP	859,551	Term Loan, 8.29%, Maturing March 30, 2012	1,733,564
GBP	1,000,000	Term Loan, 8.90%, Maturing March 30, 2013	2,028,013
Orion Cable GmbH
EUR	2,950,000	Term Loan, 7.03%, Maturing October 31, 2014	4,212,784
EUR	2,950,000	Term Loan, 7.98%, Maturing October 31, 2015	4,234,123
ProSiebenSat.1 Media AG
EUR	1,090,800	Term Loan, 6.19% Maturing March 2, 2015(4)	1,484,414
EUR	500,000	Term Loan, Maturing March 2, 2015(2)	680,424
EUR	219,647	Term Loan, 6.55%, Maturing June 26, 2015	305,833
EUR	5,215,815	Term Loan, 6.55%, Maturing June 26, 2015	7,262,417
EUR	1,090,800	Term Loan, 6.40% Maturing March 2, 2016(4)	1,489,148
EUR	500,000	Term Loan, Maturing March 2, 2016(2)	682,595
San Juan Cable, LLC
	982,511	Term Loan, 7.62%, Maturing October 31, 2012	945,206

Principal Amount*		Borrower/Tranche Description	Value
Cable and Satellite Television (continued)
UPC Broadband Holding B.V.
EUR	13,519,656	Term Loan, 6.30%, Maturing October 16, 2011	$18,973,890
	5,456,905	Term Loan, 7.13%, Maturing December 31, 2014	5,288,936
YPSO Holding SA
EUR	3,969,097	Term Loan, 6.68%, Maturing July 28, 2014	5,578,636
EUR	1,531,743	Term Loan, 6.68%, Maturing July 28, 2014	2,152,892
EUR	2,499,160	Term Loan, 6.68%, Maturing July 28, 2014	3,512,613
			$196,646,349
Chemicals and Plastics — 8.3%
AZ Chem US, Inc.
	$995,000	Term Loan, 7.54%, Maturing February 28, 2013	$960,175
Brenntag Holding GmbH and Co. KG
EUR	2,117,647	Term Loan, 6.37%, Maturing January 18, 2014	2,996,687
	883,636	Term Loan, 7.39%, Maturing January 20, 2014	866,147
	3,616,364	Term Loan, 7.39%, Maturing January 20, 2014	3,544,789
EUR	496,877	Term Loan, 6.62%, Maturing January 18, 2015	706,457
EUR	385,476	Term Loan, 6.62%, Maturing January 18, 2015	548,067
	1,000,000	Term Loan, Maturing December 23, 2015(2)	961,875
Celanese Holdings, LLC
	2,500,000	Term Loan, 5.12%, Maturing April 2, 2014	2,460,417
	12,362,875	Term Loan, 6.98%, Maturing April 2, 2014	12,167,134
Cognis GmbH
EUR	2,510,246	Term Loan, 6.73%, Maturing September 15, 2013	3,509,128
EUR	614,754	Term Loan, 6.73%, Maturing September 15, 2013	859,378
Columbian Chemicals Acquisition
	495,000	Term Loan, 6.95%, Maturing March 16, 2013	478,912
Ferro Corp.
	6,374,500	Term Loan, 7.06%, Maturing June 6, 2012	6,270,914
First Chemical Holding
EUR	1,500,000	Term Loan, 6.75%, Maturing December 18, 2014(4)	2,122,352
EUR	1,500,000	Term Loan, 7.23%, Maturing December 18, 2015(4)	2,131,998
Foamex L.P.
	3,903,177	Term Loan, 7.44%, Maturing February 12, 2013	3,763,314
Georgia Gulf Corp.
	2,804,793	Term Loan, 7.63%, Maturing October 3, 2013	2,774,700
Hexion Specialty Chemicals, Inc.
EUR	751,752	Term Loan, 6.70%, Maturing May 5, 2012	1,079,441
	13,538,106	Term Loan, 7.50%, Maturing May 5, 2013	13,425,997
	2,940,862	Term Loan, 7.50%, Maturing May 5, 2013	2,916,509
	3,990,000	Term Loan, 8.00%, Maturing June 15, 2014	3,956,959

See notes to financial statements

Senior Debt Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*		Borrower/Tranche Description	Value
Chemicals and Plastics (continued)
INEOS Group
	$2,440,121	Term Loan, 7.36%, Maturing December 14, 2012	$2,391,699
	1,905,750	Term Loan, 7.36%, Maturing December 16, 2013	1,891,798
	1,905,750	Term Loan, 7.86%, Maturing December 16, 2014	1,891,798
Innophos, Inc.
	1,105,476	Term Loan, 7.01%, Maturing August 10, 2010	1,097,185
Invista B.V.
	8,867,178	Term Loan, 6.70%, Maturing April 29, 2011	8,734,170
	4,700,262	Term Loan, 6.70%, Maturing April 29, 2011	4,629,758
ISP Chemco, Inc.
	8,778,000	Term Loan, 7.09%, Maturing June 4, 2014	8,593,662
Kleopatra
EUR	1,900,000	Term Loan, 7.28%, Maturing January 3, 2016	2,533,501
	3,347,500	Term Loan, 7.74%, Maturing January 3, 2016	3,029,487
Kranton Polymers, LLC
	4,693,955	Term Loan, 7.25%, Maturing May 13, 2013	4,588,341
Lucite International Group Holdings
	634,288	Term Loan, 7.45%, Maturing July 7, 2013	623,188
	1,791,446	Term Loan, 7.45%, Maturing July 7, 2013	1,760,095
Lyondell Chemical Co.
	11,781,000	Term Loan, 6.25%, Maturing August 16, 2013	11,738,459
MacDermid, Inc.
EUR	1,486,266	Term Loan, 6.98%, Maturing April 12, 2014	2,085,747
Millenium Inorganic Chemicals
	4,400,000	Term Loan, 7.45%, Maturing April 30, 2014	4,277,165
Momentive Performance Material
	5,161,000	Term Loan, 7.81%, Maturing December 4, 2013	5,071,606
Mosaic Co.
	1,361,220	Term Loan, 6.63%, Maturing December 1, 2013	1,359,884
Nalco Co.
	13,615,586	Term Loan, 6.97%, Maturing November 4, 2010	13,561,982
Professional Paint, Inc.
	2,295,938	Term Loan, 7.64%, Maturing May 31, 2012	2,181,141
Propex Fabrics, Inc.
	2,612,767	Term Loan, 10.58%, Maturing July 31, 2012	2,338,427
Rockwood Specialties Group, Inc.
	9,052,383	Term Loan, 6.46%, Maturing December 10, 2012	8,921,693
Sigmakalon (BC) Holdco B.V.
EUR	1,820,000	Term Loan, 6.16%, Maturing September 9, 2012	2,619,920
EUR	92,758	Term Loan, 6.66%, Maturing September 9, 2013	133,527
EUR	1,204,580	Term Loan, 6.66%, Maturing September 9, 2013	1,734,013
EUR	2,202,661	Term Loan, 6.66%, Maturing September 9, 2013	3,170,767
EUR	2,135,161	Term Loan, 7.41%, Maturing September 9, 2014	3,073,598
Solo Cup Co.
	6,492,981	Term Loan, 8.66%, Maturing February 27, 2011	6,489,501

Principal Amount*		Borrower/Tranche Description	Value
Chemicals and Plastics (continued)
Solutia, Inc.
	$3,780,552	DIP Loan, 8.06%, Maturing March 31, 2008	$3,777,009
TPG Spring UK, Ltd.
EUR	2,288,006	Term Loan, 7.48%, Maturing June 27, 2013	3,238,799
EUR	2,288,006	Term Loan, 7.98%, Maturing June 27, 2013	3,255,350
Wellman, Inc.
	3,400,000	Term Loan, 9.36%, Maturing February 10, 2009	3,324,350
			$192,618,970
Clothing / Textiles — 0.5%
Hanesbrands, Inc.
	$4,558,813	Term Loan, 6.74%, Maturing September 5, 2013	$4,508,383
	2,025,000	Term Loan, 8.82%, Maturing March 5, 2014	2,038,922
St. John Knits International, Inc.
	2,104,895	Term Loan, 8.20%, Maturing March 23, 2012	2,073,321
The William Carter Co.
	2,222,206	Term Loan, 6.40%, Maturing July 14, 2012	2,189,336
			$10,809,962
Conglomerates — 2.7%
Amsted Industries, Inc.
	$5,377,595	Term Loan, 7.28%, Maturing October 15, 2010	$5,293,570
Blount, Inc.
	1,782,751	Term Loan, 6.88%, Maturing August 9, 2010	1,749,325
Doncasters (Dunde HoldCo 4 Ltd.)
	1,429,086	Term Loan, 7.61%, Maturing July 13, 2015	1,389,821
	1,429,086	Term Loan, 8.11%, Maturing July 13, 2015	1,393,394
GBP	650,365	Term Loan, 8.60%, Maturing July 13, 2015	1,316,719
GBP	650,365	Term Loan, 9.10%, Maturing July 13, 2015	1,318,971
GenTek, Inc.
	1,360,888	Term Loan, 7.34%, Maturing February 28, 2011	1,335,371
Goodman Global Holdings, Inc.
	1,578,364	Term Loan, 7.19%, Maturing December 23, 2011	1,538,905
ISS Holdings A/S
EUR	245,614	Term Loan, 6.73%, Maturing December 31, 2013	348,299
EUR	454,386	Term Loan, 6.73%, Maturing December 31, 2013	644,353
EUR	2,504,202	Term Loan, 6.73%, Maturing December 31, 2013	3,551,249
GBP	1,704,757	Term Loan, 8.56%, Maturing December 31, 2013	3,470,549
Jarden Corp.
	8,536,712	Term Loan, 6.95%, Maturing January 24, 2012	8,381,984
	1,300,869	Term Loan, 6.95%, Maturing January 24, 2012	1,277,291
	1,995,000	Term Loan, 7.70%, Maturing January 24, 2012	1,978,998

See notes to financial statements

Senior Debt Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*		Borrower/Tranche Description	Value
Conglomerates (continued)
Johnson Diversey, Inc.
	$1,055,362	Term Loan, 7.36%, Maturing December 16, 2010	$1,044,149
	5,076,388	Term Loan, 7.36%, Maturing December 16, 2011	5,022,451
Polymer Group, Inc.
	2,000,000	Revolving Loan, 0.00%, Maturing November 22, 2010(4)	1,900,000
	8,498,625	Term Loan, 7.29%, Maturing November 22, 2012	8,434,885
RBS Global, Inc.
	3,877,869	Term Loan, 7.51%, Maturing July 19, 2013	3,860,903
	1,084,298	Term Loan, 7.64%, Maturing July 19, 2013	1,079,554
RGIS Holdings, LLC
	282,625	Term Loan, 7.25%, Maturing April 30, 2014	272,027
	5,652,500	Term Loan, 7.25%, Maturing April 30, 2014	5,440,531
US Investigations Services, Inc.
	2,000,000	Term Loan, Maturing February 21, 2015(2)	1,945,000
			$63,988,299
Containers and Glass Products — 4.0%
Berry Plastics Corp.
	$8,233,625	Term Loan, 7.36%, Maturing April 3, 2015	$8,012,346
Bluegrass Container Co.
	1,159,864	Term Loan, 7.29%, Maturing June 30, 2013	1,154,582
	3,876,386	Term Loan, 7.32%, Maturing June 30, 2013	3,858,733
Consolidated Container Co.
	2,910,375	Term Loan, 7.23%, Maturing March 28, 2014	2,732,115
	1,500,000	Term Loan, 10.66%, Maturing September 28, 2014	1,323,750
Crown Americas, Inc.
EUR	990,000	Term Loan, 6.25%, Maturing November 15, 2012	1,389,314
	1,361,250	Term Loan, 7.31%, Maturing November 15, 2012	1,345,368
Graham Packaging Holdings Co.
	14,029,500	Term Loan, 7.66%, Maturing October 7, 2011	13,786,172
Graphic Packaging International, Inc.
	19,004,500	Term Loan, 7.39%, Maturing May 16, 2014	18,914,571
IPG (US), Inc.
	2,089,760	Term Loan, 9.59%, Maturing July 28, 2011	2,074,087
JSG Acquisitions
EUR	5,500,000	Term Loan, 6.39%, Maturing December 31, 2014	7,784,058
EUR	5,500,000	Term Loan, 6.43%, Maturing December 31, 2014	7,819,371
OI European Group B.V.
EUR	3,830,000	Term Loan, 5.76%, Maturing June 14, 2013	5,367,895
Owens-Brockway Glass Container
	4,787,500	Term Loan, 6.59%, Maturing June 14, 2013	4,711,202
Pregis Corp.
EUR	2,450,000	Term Loan, 7.26%, Maturing October 12, 2012	3,455,924
EUR	1,000,000	Term Loan, Maturing October 12, 2013(2)	1,410,581

	Principal Amount*	Borrower/Tranche Description	Value
	Containers and Glass Products (continued)
	Smurfit-Stone Container Corp.
	$1,986,462	Term Loan, 7.12%, Maturing November 1, 2011	$1,970,632
	2,677,003	Term Loan, 7.43%, Maturing November 1, 2011	2,655,670
	4,388,117	Term Loan, 7.52%, Maturing November 1, 2011	4,353,148
			$94,119,519
	Cosmetics / Toiletries — 0.5%
	American Safety Razor Co.
	$1,000,000	Term Loan, 11.69%, Maturing January 31, 2014	$1,000,000
	Bausch & Lomb, Inc.
	330,000	Term Loan, Maturing April 30, 2015(2)	330,928
	1,320,000	Term Loan, Maturing April 30, 2015(2)	1,323,713
	KIK Custom Products, Inc.
	431,707	Term Loan, 7.46%, Maturing May 31, 2014	410,122
	2,518,293	Term Loan, 7.46%, Maturing May 31, 2014	2,392,378
	Prestige Brands, Inc.
	5,720,538	Term Loan, 7.73%, Maturing April 7, 2011	5,691,935
			$11,149,076
	Drugs — 1.1%
	Chattem, Inc.
	$1,527,750	Term Loan, 6.97%, Maturing January 2, 2013	$1,523,931
	Graceway Pharmaceuticals, LLC
	5,703,333	Term Loan, 7.95%, Maturing May 3, 2012	5,470,922
	Pharmaceutical Holdings Corp.
	2,315,625	Term Loan, 8.07%, Maturing January 30, 2012	2,257,734
	Stiefel Laboratories, Inc.
	1,903,354	Term Loan, 7.50%, Maturing December 28, 2013	1,867,666
	2,488,459	Term Loan, 7.50%, Maturing December 28, 2013	2,441,800
	Warner Chilcott Corp.
	2,633,611	Term Loan, 7.20%, Maturing January 18, 2012	2,598,058
	8,799,692	Term Loan, 7.24%, Maturing January 18, 2012	8,680,896
			$24,841,007
	Ecological Services and Equipment — 1.3%
	Allied Waste Industries, Inc.
	$2,671,140	Term Loan, 7.00%, Maturing January 15, 2012	$2,626,900
	1,429,328	Term Loan, 6.54%, Maturing January 15, 2012	1,405,656
	Blue Waste B.V. (AVR Acquisition)
EUR	4,000,000	Term Loan, 6.98%, Maturing April 1, 2015	5,686,931
	Duratek, Inc.
	311,284	Term Loan, 7.66%, Maturing June 7, 2013	307,004

See notes to financial statements

Senior Debt Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*		Borrower/Tranche Description	Value
Ecological Services and Equipment (continued)
EnergySolutions, LLC
	$33,018	Term Loan, 7.30%, Maturing June 7, 2013	$32,564
	649,202	Term Loan, 7.66%, Maturing June 7, 2013	640,275
Environmental Systems Products Holdings, Inc.
	233,025	Term Loan, 13.75%, Maturing December 12, 2010(3)	233,025
IESI Corp.
	1,000,000	Term Loan, 7.17%, Maturing January 20, 2012	973,125
Kemble Water Structure Ltd.
GBP	6,500,000	Term Loan, 10.05%, Maturing October 13, 2013	13,274,916
Sensus Metering Systems, Inc.
	3,249,831	Term Loan, 7.26%, Maturing December 17, 2010	3,201,084
	211,145	Term Loan, 7.36%, Maturing December 17, 2010	207,977
Waste Services, Inc.
	1,390,947	Term Loan, 7.38%, Maturing March 31, 2011	1,370,083
			$29,959,540
Electronics / Electrical — 2.6%
AMI Semiconductor, Inc.
	$1,128,577	Term Loan, 6.82%, Maturing April 1, 2012	$1,091,898
Aspect Software, Inc.
	6,088,500	Term Loan, 8.25%, Maturing July 11, 2011	5,905,845
EnerSys Capital, Inc.
	3,580,444	Term Loan, 7.07%, Maturing March 17, 2011	3,517,786
FCI International S.A.S.
	687,820	Term Loan, 7.76%, Maturing November 1, 2013	667,186
	662,180	Term Loan, 7.76%, Maturing November 1, 2013	642,314
	662,180	Term Loan, 7.76%, Maturing November 1, 2013	639,500
	687,820	Term Loan, 7.76%, Maturing November 1, 2013	664,262
Freescale Semiconductor, Inc.
	13,453,362	Term Loan, 7.33%, Maturing December 1, 2013	12,943,036
Ganymed 347 VV GmbH
EUR	329,460	Term Loan, 7.35%, Maturing April 30, 2013	468,216
EUR	670,540	Term Loan, 7.35%, Maturing April 30, 2013	952,945
EUR	329,460	Term Loan, 7.84%, Maturing April 30, 2014	466,518
EUR	670,540	Term Loan, 7.84%, Maturing April 30, 2014	956,340
Infor Enterprise Solutions Holdings
EUR	1,985,000	Term Loan, 7.18%, Maturing July 28, 2012	2,778,465
	8,034,557	Term Loan, 8.95%, Maturing July 28, 2012	7,833,693
	4,191,943	Term Loan, 8.95%, Maturing July 28, 2012	4,087,144
	500,000	Term Loan, 10.70%, Maturing March 2, 2014	471,250
Invensys International Holding
	1,083,333	Term Loan, 7.36%, Maturing January 15, 2011	1,063,473
	1,166,667	Term Loan, 7.24%, Maturing January 15, 2011	1,143,333
Network Solutions, LLC
	2,458,426	Term Loan, 7.61%, Maturing March 7, 2014	2,335,504

	Principal Amount*	Borrower/Tranche Description	Value
	Electronics / Electrical (continued)
	Open Solutions, Inc.
	$5,548,103	Term Loan, 7.28%, Maturing January 23, 2014	$5,322,711
	Sensata Technologies Finance Co.
	2,419,375	Term Loan, 6.76%, Maturing April 27, 2013	2,359,970
	VeriFone, Inc.
	236,250	Term Loan, 6.71%, Maturing October 31, 2013	235,364
	Vertafore, Inc.
	4,925,281	Term Loan, 8.01%, Maturing January 31, 2012	4,857,558
			$61,404,311
	Equipment Leasing — 0.6%
	Maxim Crane Works, L.P.
	$2,917,688	Term Loan, 6.81%, Maturing June 29, 2014	$2,771,803
	The Hertz Corp.
	938,271	Term Loan, 6.99%, Maturing December 21, 2012	925,412
	5,215,009	Term Loan, 6.87%, Maturing December 21, 2012	5,143,537
	United Rentals, Inc.
	1,587,785	Term Loan, 5.32%, Maturing February 14, 2011	1,583,021
	4,184,613	Term Loan, 7.13%, Maturing February 14, 2011	4,172,060
			$14,595,833
	Farming / Agriculture — 0.4%
	BF Bolthouse HoldCo, LLC
	$2,014,125	Term Loan, 7.50%, Maturing December 16, 2012	$1,991,466
	1,000,000	Term Loan, 10.70%, Maturing December 16, 2013	997,813
	Central Garden & Pet Co.
	3,708,488	Term Loan, 6.56%, Maturing February 28, 2014	3,411,809
	United Agri Products, Inc.
	1,972,519	Term Loan, 7.90%, Maturing June 8, 2012	1,972,519
			$8,373,607
	Financial Intermediaries — 1.3%
	Citco III, Ltd.
	$5,525,000	Term Loan, 7.63%, Maturing June 30, 2014	$5,373,062
	Coinstar, Inc.
	1,714,153	Term Loan, 7.13%, Maturing July 7, 2011	1,712,010
	E.A. Viner International Co.
	334,150	Term Loan, 7.70%, Maturing July 31, 2013	331,644
	Grosvenor Capital Management
	1,535,592	Term Loan, 7.33%, Maturing December 5, 2013	1,512,558
	INVESTools, Inc.
	1,625,000	Term Loan, 8.45%, Maturing August 13, 2012	1,592,500
	Jupiter Asset Management Group
GBP	1,458,824	Term Loan, 8.74%, Maturing June 30, 2015	2,899,040

See notes to financial statements

Senior Debt Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*		Borrower/Tranche Description	Value
Financial Intermediaries (continued)
LPL Holdings, Inc.
	$11,845,451	Term Loan, 7.20%, Maturing December 18, 2014	$11,697,382
Oxford Acquisition III, Ltd.
	3,068,405	Term Loan, 6.90%, Maturing May 24, 2014	2,919,916
RJO Holdings Corp. (RJ O'Brien)
	1,525,000	Term Loan, 7.76%, Maturing July 31, 2014	1,404,906
			$29,443,018
Food Products — 3.8%
Advantage Sales & Marketing, Inc.
	$5,157,775	Term Loan, 6.94%, Maturing March 29, 2013	$4,983,700
	1,399,695	Term Loan, 6.94%, Maturing March 29, 2013	1,352,456
American Seafoods Group, LLC
	1,959,425	Term Loan, 6.95%, Maturing September 30, 2012	1,917,787
B&G Foods, Inc.
	1,130,435	Term Loan, 7.51%, Maturing February 26, 2013	1,116,304
BL Marketing, Ltd.
GBP	1,500,000	Term Loan, 8.81%, Maturing December 20, 2013	3,061,495
GBP	1,500,000	Term Loan, 8.21%, Maturing December 31, 2013	3,067,337
GBP	1,500,000	Term Loan, 9.31%, Maturing December 20, 2014	3,066,169
Black Lion Beverages III B.V.
EUR	1,000,000	Term Loan, 7.10%, Maturing December 31, 2013	1,414,764
EUR	1,000,000	Term Loan, 7.18%, Maturing December 31, 2014	1,421,998
Charden International B.V.
EUR	750,000	Term Loan, 7.17%, Maturing March 14, 2014	1,073,759
EUR	750,000	Term Loan, 7.17%, Maturing March 14, 2015	1,079,185
Chiquita Brands, LLC
	2,762,179	Term Loan, 7.88%, Maturing June 28, 2012	2,723,624
Dean Foods Co.
	12,213,625	Term Loan, 6.70%, Maturing April 2, 2014	11,849,293
Del Monte Corp.
	2,084,254	Term Loan, 6.45%, Maturing February 8, 2012	2,066,179
Dole Food Company, Inc.
	525,581	Term Loan, 7.29%, Maturing April 12, 2013	511,310
	3,882,733	Term Loan, 7.41%, Maturing April 12, 2013	3,777,305
	1,164,820	Term Loan, 7.57%, Maturing April 12, 2013	1,133,191
Foodvest Limited
EUR	361,667	Term Loan, 6.59%, Maturing March 16, 2014	508,417
GBP	250,000	Term Loan, 8.33%, Maturing March 16, 2014	505,056
EUR	331,746	Term Loan, 7.09%, Maturing March 16, 2015	468,754
GBP	229,317	Term Loan, 8.83%, Maturing March 16, 2015	465,653
Michael Foods, Inc.
	3,472,526	Term Loan, 7.36%, Maturing November 21, 2010	3,429,120
Nash-Finch Co.
	2,624,966	Term Loan, 7.69%, Maturing November 12, 2010	2,506,842

Principal Amount*		Borrower/Tranche Description	Value
Food Products (continued)
National Dairy Holdings, L.P.
	$4,555,435	Term Loan, 6.82%, Maturing March 15, 2012	$4,452,938
Pinnacle Foods Finance, LLC
	3,000,000	Revolving Loan, 7.50%, Maturing April 2, 2013(4)	2,865,000
	13,191,938	Term Loan, 7.95%, Maturing April 2, 2014	12,784,399
Reddy Ice Group, Inc.
	7,975,000	Term Loan, 7.00%, Maturing August 9, 2012	7,835,437
Ruby Acquisitions, Ltd.
GBP	1,000,000	Term Loan, 8.84%, Maturing January 5, 2015	1,929,339
United Biscuit Holdco, Ltd.
EUR	536,692	Term Loan, 6.88%, Maturing December 14, 2014	758,503
GBP	1,713,045	Term Loan, 8.69%, Maturing December 14, 2014	3,468,238
			$87,593,552
Food Service — 2.0%
AFC Enterprises, Inc.
	$1,140,218	Term Loan, 7.50%, Maturing May 23, 2009	$1,121,689
Aramark Corp.
	740,615	Term Loan, Maturing January 26, 2014(2)	724,044
	10,497,113	Term Loan, 7.20%, Maturing January 26, 2014	10,262,240
GBP	1,091,750	Term Loan, 8.44%, Maturing January 27, 2014	2,211,248
Buffets, Inc.
	539,583	Term Loan, 7.95%, Maturing May 1, 2013	490,684
	4,054,776	Term Loan, 8.54%, Maturing November 1, 2013	3,687,312
Burger King Corp.
	2,163,672	Term Loan, 6.75%, Maturing June 30, 2012	2,143,658
CBRL Group, Inc.
	5,544,712	Term Loan, 6.86%, Maturing April 27, 2013	5,406,095
Denny's, Inc.
	253,333	Term Loan, 7.12%, Maturing March 31, 2012	250,167
	1,298,421	Term Loan, 7.26%, Maturing March 31, 2012	1,282,191
JRD Holdings, Inc.
	2,082,813	Term Loan, 7.74%, Maturing June 26, 2014	2,041,156
Maine Beverage Co., LLC
	2,116,071	Term Loan, 6.98%, Maturing March 31, 2013	2,105,491
NPC International, Inc.
	2,000,000	Term Loan, 6.98%, Maturing May 3, 2013	1,930,000
OSI Restaurant Partners, LLC
	197,368	Term Loan, 5.52%, Maturing June 14, 2013	190,658
	2,421,563	Term Loan, 7.06%, Maturing June 14, 2014	2,339,229
QCE Finance, LLC
	4,253,693	Term Loan, 7.45%, Maturing May 5, 2013	4,131,106

See notes to financial statements

Senior Debt Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount*	Borrower/Tranche Description	Value
	Food Service (continued)
	Sagittarius Restaurants, LLC
	$1,255,875	Term Loan, 7.45%, Maturing March 29, 2013	$1,161,684
	Selecta
GBP	2,500,000	Term Loan, 8.61%, Maturing June 28, 2015	4,907,739
			$46,386,391
	Food / Drug Retailers — 1.5%
	General Nutrition Centers, Inc.
	$3,582,000	Term Loan, 7.48%, Maturing September 16, 2013	$3,417,454
	Pantry, Inc. (The)
	788,889	Term Loan, 0.00%, Maturing May 15, 2014(4)	765,715
	2,754,208	Term Loan, 6.51%, Maturing May 15, 2014	2,673,303
	Rite Aid Corp.
	12,800,000	Term Loan, 6.79%, Maturing June 1, 2014	12,480,000
	Roundy's Supermarkets, Inc.
	12,144,726	Term Loan, 8.46%, Maturing November 3, 2011	12,104,248
	Supervalu, Inc.
	2,614,976	Term Loan, 6.62%, Maturing June 1, 2012	2,585,558
			$34,026,278
	Forest Products — 1.7%
	Appleton Papers, Inc.
	$4,438,875	Term Loan, 7.02%, Maturing June 5, 2014	$4,279,355
	Georgia-Pacific Corp.
	11,910,000	Term Loan, 7.37%, Maturing December 20, 2012	11,647,337
	20,318,051	Term Loan, 7.41%, Maturing December 20, 2012	19,869,956
	NewPage Corp.
	2,016,501	Term Loan, 7.47%, Maturing May 2, 2011	2,001,377
	Xerium Technologies, Inc.
	2,953,145	Term Loan, 7.95%, Maturing May 18, 2012	2,801,796
			$40,599,821
	Healthcare — 8.8%
	Accellent, Inc.
	$2,692,199	Term Loan, 8.01%, Maturing November 22, 2012	$2,571,050
	Alliance Imaging, Inc.
	4,428,777	Term Loan, 7.63%, Maturing December 29, 2011	4,395,562
	American Medical Systems
	4,446,896	Term Loan, 7.57%, Maturing July 20, 2012	4,341,283
	AMN Healthcare, Inc.
	1,186,660	Term Loan, 6.95%, Maturing November 2, 2011	1,156,623
	AMR HoldCo, Inc.
	1,804,368	Term Loan, 7.71%, Maturing February 10, 2012	1,764,898
	Biomet, Inc.
EUR	4,100,000	Term Loan, 7.72%, Maturing December 26, 2014	5,898,309
	4,475,000	Term Loan, 8.20%, Maturing December 26, 2014	4,459,490

Principal Amount*		Borrower/Tranche Description	Value
Healthcare (continued)
Capio AB
EUR	454,102	Term Loan, 6.85%, Maturing April 24, 2015	$647,939
EUR	545,898	Term Loan, 6.85%, Maturing April 24, 2015	778,919
EUR	454,102	Term Loan, 6.98%, Maturing April 24, 2016	651,223
EUR	545,898	Term Loan, 6.98%, Maturing April 24, 2016	782,867
Cardinal Health 409, Inc.
	6,059,813	Term Loan, 7.45%, Maturing April 10, 2014	5,839,199
Carestream Health, Inc.
	5,950,000	Term Loan, 7.11%, Maturing April 30, 2013	5,769,644
Carl Zeiss Vision Holding GmbH
	3,700,889	Term Loan, 7.64%, Maturing March 23, 2015	3,620,702
Community Health Systems, Inc.
	1,546,790	Term Loan, 0.00%, Maturing July 25, 2014(4)	1,512,954
	23,453,210	Term Loan, 7.76%, Maturing July 25, 2014	22,940,171
Concentra, Inc.
	2,194,500	Term Loan, 7.45%, Maturing June 25, 2014	2,136,894
ConMed Corp.
	1,505,097	Term Loan, 6.32%, Maturing April 13, 2013	1,482,521
CRC Health Corp.
	1,386,000	Term Loan, 7.45%, Maturing February 6, 2013	1,355,681
	3,511,790	Term Loan, 7.45%, Maturing February 6, 2013	3,434,970
Dako (Eqt Project Delphi)
EUR	1,336,866	Term Loan, 6.91%, Maturing May 31, 2015	1,798,723
DaVita, Inc.
	13,807,224	Term Loan, 6.75%, Maturing October 5, 2012	13,545,467
Encore Medical Finance, LLC
	2,871,007	Term Loan, 7.84%, Maturing November 3, 2013	2,863,830
FHC Health Systems, Inc.
	504,799	Term Loan, 12.33%, Maturing December 18, 2009	512,371
	353,360	Term Loan, 14.33%, Maturing December 18, 2009	358,660
Gambro Holding AB
	1,324,583	Term Loan, 7.56%, Maturing June 5, 2014	1,301,403
	1,324,583	Term Loan, 8.06%, Maturing June 5, 2015	1,308,026
HCA, Inc.
	22,151,500	Term Loan, 7.45%, Maturing November 18, 2013	21,679,141
Health Management Association, Inc.
	9,803,244	Term Loan, 6.94%, Maturing February 28, 2014	9,389,331
HealthSouth Corp.
	2,919,000	Term Loan, 7.63%, Maturing March 10, 2013	2,863,606
Iasis Healthcare, LLC
	971,781	Term Loan, 5.96%, Maturing March 14, 2014(4)	928,962
	259,141	Term Loan, 6.79%, Maturing March 14, 2014	247,723
	2,829,858	Term Loan, 7.07%, Maturing March 14, 2014	2,705,168
IM U.S. Holdings, LLC
	3,915,188	Term Loan, 7.20%, Maturing June 26, 2014	3,841,778

See notes to financial statements

Senior Debt Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*		Borrower/Tranche Description	Value
Healthcare (continued)
Invacare Corp.
	$3,573,000	Term Loan, 7.11%, Maturing February 12, 2013	$3,482,560
inVentiv Health, Inc.
	178,571	Term Loan, 0.00%, Maturing July 6, 2014(4)	174,554
	2,939,062	Term Loan, 6.57%, Maturing July 7, 2014	2,872,934
Leiner Health Products, Inc.
	3,144,375	Term Loan, 9.65%, Maturing May 27, 2011	2,981,915
LifeCare Holdings, Inc.
	3,234,000	Term Loan, 8.20%, Maturing August 11, 2012	3,015,705
LifePoint Hospitals, Inc.
	6,327,801	Term Loan, 7.17%, Maturing April 15, 2012	6,218,197
Magellan Health Services, Inc.
	1,749,249	Term Loan, 5.22%, Maturing August 15, 2008	1,714,264
	655,968	Term Loan, 6.87%, Maturing August 15, 2008	642,849
Matria Healthcare, Inc.
	1,388,932	Term Loan, 7.34%, Maturing January 19, 2012	1,361,153
MultiPlan Merger Corp.
	1,700,500	Term Loan, 7.25%, Maturing April 12, 2013	1,667,907
	1,340,788	Term Loan, 7.25%, Maturing April 12, 2013	1,315,089
National Mentor Holdings, Inc.
	190,400	Term Loan, Maturing June 29, 2013(2)	186,592
	3,169,480	Term Loan, 7.20%, Maturing June 29, 2013	3,106,090
Nyco Holdings
EUR	3,887,500	Term Loan, 7.21%, Maturing December 29, 2014	5,267,804
EUR	3,887,500	Term Loan, 7.71%, Maturing December 29, 2015	5,293,113
P&F Capital S.A.R.L.
EUR	313,835	Term Loan, 6.79%, Maturing February 21, 2014	449,595
EUR	97,573	Term Loan, 7.29%, Maturing February 21, 2014	139,781
EUR	187,852	Term Loan, 7.29%, Maturing February 21, 2014	269,113
EUR	150,740	Term Loan, 7.29%, Maturing February 21, 2014	215,948
EUR	141,892	Term Loan, 7.29%, Maturing February 21, 2015	204,298
EUR	52,703	Term Loan, 7.29%, Maturing February 21, 2015	75,882
EUR	109,459	Term Loan, 7.29%, Maturing February 21, 2015	157,602
EUR	445,946	Term Loan, 7.29%, Maturing February 21, 2015	642,081
RadNet Management, Inc.
	1,637,627	Term Loan, 9.22%, Maturing November 15, 2012	1,641,721
ReAble Therapeutics Finance, LLC
	4,644,320	Term Loan, 7.45%, Maturing November 3, 2013	4,574,655
Renal Advantage, Inc.
	1,102,856	Term Loan, 8.10%, Maturing October 5, 2012	1,079,420
Select Medical Holding Corp.
	6,140,366	Term Loan, 7.48%, Maturing February 24, 2012	5,907,542
Sunrise Medical Holdings, Inc.
	2,692,477	Term Loan, 9.42%, Maturing May 13, 2010	2,423,230

Principal Amount*		Borrower/Tranche Description	Value
Healthcare (continued)
Vanguard Health Holding Co., LLC
	$6,890,183	Term Loan, 7.45%, Maturing September 23, 2011	$6,754,536
Viant Holdings, Inc.
	1,745,625	Term Loan, 7.45%, Maturing June 25, 2014	1,636,523
			$204,357,741
Home Furnishings — 1.3%
Hunter Fan Co.
	$162,857	Term Loan, 0.00%, Maturing April 16, 2014(4)	$148,200
	1,733,207	Term Loan, 8.03%, Maturing April 16, 2014	1,577,219
Interline Brands, Inc.
	2,790,761	Term Loan, 6.57%, Maturing June 23, 2013	2,731,457
	1,929,348	Term Loan, 6.57%, Maturing June 23, 2013	1,888,349
National Bedding Co., LLC
	1,872,128	Term Loan, 7.09%, Maturing August 31, 2011	1,771,501
Oreck Corp.
	1,259,927	Term Loan, 9.25%, Maturing February 2, 2012	951,245
Sanitec, Ltd. Oy
EUR	3,000,000	Term Loan, 7.05%, Maturing April 7, 2013	4,149,587
EUR	3,000,000	Term Loan, 7.55%, Maturing April 7, 2014	4,169,353
Sealy Mattress Co.
	3,468,750	Term Loan, 6.47%, Maturing August 25, 2012	3,347,344
Simmons Co.
	9,060,869	Term Loan, 7.36%, Maturing December 19, 2011	8,924,956
	2,000,000	Term Loan, 10.65%, Maturing February 15, 2012	1,870,000
			$31,529,211
Industrial Equipment — 2.4%
Aearo Technologies, Inc.
	$2,294,250	Term Loan, 7.45%, Maturing July 2, 2014	$2,223,989
Alliance Laundry Holdings, LLC
	1,537,021	Term Loan, 7.86%, Maturing January 27, 2012	1,529,336
CEVA Group PLC U.S.
EUR	264,473	Term Loan, 7.16%, Maturing January 4, 2014	375,758
EUR	449,105	Term Loan, 7.16%, Maturing January 4, 2014	638,079
EUR	551,952	Term Loan, 7.16%, Maturing January 4, 2014	784,203
EUR	435,446	Term Loan, 7.73%, Maturing January 4, 2014	618,674
	3,503,062	Term Loan, 8.13%, Maturing January 4, 2014	3,450,517
	413,158	Term Loan, 8.20%, Maturing January 4, 2014	406,961
Colfax Corp.
	4,996,633	Term Loan, 7.50%, Maturing November 30, 2011	4,965,404
EPD Holdings (Goodyear Engineering Products)
	459,375	Term Loan, 0.00%, Maturing July 13, 2014(4)	452,102
	3,215,625	Term loan, 7.46%, Maturing July 13, 2014	3,164,712
	1,000,000	Term Loan, 10.71%, Maturing July 13, 2015	968,333

See notes to financial statements

Senior Debt Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount*	Borrower/Tranche Description	Value
	Industrial Equipment (continued)
	Flowserve Corp.
	$6,871,833	Term Loan, 6.78%, Maturing August 10, 2012	$6,773,050
	Generac Acquisition Corp.
	3,786,750	Term Loan, 7.73%, Maturing November 7, 2013	3,355,329
	2,000,000	Term Loan, 11.23%, Maturing April 7, 2014	1,455,834
	Gleason Corp.
	1,748,933	Term Loan, 7.17%, Maturing June 30, 2013	1,733,630
	590,855	Term Loan, 7.42%, Maturing June 30, 2013	585,685
	Jason, Inc.
	1,496,250	Term Loan, 8.03%, Maturing April 30, 2010	1,458,844
	John Maneely Co.
	5,707,196	Term Loan, 8.52%, Maturing December 8, 2013	5,336,229
	KION Group GmbH
	750,000	Term Loan, 7.49%, Maturing January 28, 2015	738,154
	750,000	Term Loan, 7.74%, Maturing January 28, 2016	741,221
	Polypore, Inc.
EUR	741,140	Term Loan, 6.41%, Maturing July 3, 2014	1,045,438
	8,478,750	Term Loan, 7.07%, Maturing July 3, 2014	8,277,380
	Terex Corp.
	2,123,125	Term Loan, 6.95%, Maturing July 13, 2013	2,112,509
	TFS Acquisition Corp.
	1,955,250	Term Loan, 8.70%, Maturing August 11, 2013	1,925,921
			$55,117,292
	Insurance — 1.0%
	Alliant Holdings I, Inc.
	$2,925,000	Term Loan, Maturing August 21, 2014(2)	$2,895,750
	CCC Information Services Group, Inc.
	2,073,778	Term Loan, 7.71%, Maturing February 10, 2013	2,055,632
	Conseco, Inc.
	10,537,499	Term Loan, 6.82%, Maturing September 25, 2013	10,094,049
	Crump Group, Inc.
	3,150,000	Term Loan, Maturing August 4, 2014(2)	3,102,750
	Hub International Holdings, Inc.
	507,444	Term Loan, 8.01%, Maturing June 13, 2014(4)	498,247
	2,261,489	Term Loan, 8.20%, Maturing June 13, 2014	2,220,499
	U.S.I. Holdings Corp.
	2,768,062	Term Loan, 7.95%, Maturing May 4, 2014	2,726,542
			$23,593,469
	Leisure Goods / Activities / Movies — 5.8%
	24 Hour Fitness Worldwide, Inc.
	$5,791,800	Term Loan, 7.81%, Maturing June 8, 2012	$5,704,923

Principal Amount*	Borrower/Tranche Description	Value
Leisure Goods / Activities / Movies (continued)
AMC Entertainment, Inc.
$6,042,375	Term Loan, 6.61%, Maturing January 26, 2013	$5,947,492
Bombardier Recreational Product
5,650,633	Term Loan, 7.70%, Maturing June 28, 2013	5,502,304
Carmike Cinemas, Inc.
2,201,562	Term Loan, 9.00%, Maturing May 19, 2012	2,197,892
2,976,912	Term Loan, 9.23%, Maturing May 19, 2012	2,971,950
Cedar Fair, L.P.
10,921,800	Term Loan, 6.75%, Maturing August 30, 2012	10,723,842
Cinemark, Inc.
10,475,858	Term Loan, 7.25%, Maturing October 5, 2013	10,259,793
Deluxe Entertainment Services
96,457	Term Loan, 5.10%, Maturing January 28, 2011	93,804
2,086,879	Term Loan, 7.45%, Maturing January 28, 2011	2,029,490
189,499	Term Loan, 7.45%, Maturing January 28, 2011	184,288
DW Funding, LLC
2,366,179	Term Loan, 7.10%, Maturing May 4, 2011	2,336,602
Easton-Bell Sports, Inc.
1,488,665	Term Loan, 6.85%, Maturing March 16, 2012	1,446,564
Fender Musical Instruments Corp.
983,333	Term Loan, 0.00%, Maturing June 9, 2014(4)	948,917
1,961,750	Term Loan, 7.65%, Maturing June 9, 2014	1,893,089
HEI Acquisition, LLC
3,000,000	Term Loan, 9.02%, Maturing April 13, 2014	2,940,000
Metro-Goldwyn-Mayer Holdings, Inc.
20,116,144	Term Loan, 8.45%, Maturing April 8, 2012	19,336,643
National CineMedia, LLC
2,700,000	Term Loan, 7.46%, Maturing February 13, 2015	2,613,938
Regal Cinemas Corp.
12,624,981	Term Loan, 6.70%, Maturing November 10, 2010	12,363,152
Revolution Studios Distribution Co., LLC
4,567,749	Term Loan, 8.51%, Maturing December 21, 2014	4,544,910
2,825,000	Term Loan, 11.76%, Maturing June 21, 2015	2,782,625
Six Flags Theme Parks, Inc.
7,258,399	Term Loan, 7.75%, Maturing April 30, 2015	6,934,043
Southwest Sports Group, LLC
3,725,000	Term Loan, 7.75%, Maturing December 22, 2010	3,659,813
Universal City Development Partners, Ltd.
6,256,073	Term Loan, 7.33%, Maturing June 9, 2011	6,201,332
WMG Acquisition Corp.
2,850,000	Revolving Loan, 0.00%, Maturing February 28, 2010(4)	2,768,063
20,195,987	Term Loan, 7.42%, Maturing February 28, 2011	19,766,822
		$136,152,291

See notes to financial statements

Senior Debt Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*		Borrower/Tranche Description	Value
Lodging and Casinos — 4.5%
Ameristar Casinos, Inc.
	$3,561,563	Term Loan, 8.43%, Maturing November 10, 2012	$3,534,851
Bally Technologies, Inc.
	8,049,541	Term Loan, 8.64%, Maturing September 4, 2009	8,026,060
CCM Merger, Inc.
	2,844,500	Term Loan, 7.30%, Maturing July 13, 2012	2,784,054
Choctaw Resort Development Enterprise
	1,349,843	Term Loan, 6.95%, Maturing November 4, 2011	1,329,596
Full Moon Holdco 3 Ltd.
GBP	500,000	Term Loan, 9.20%, Maturing November 20, 2014	1,011,735
GBP	500,000	Term Loan, 9.70%, Maturing November 20, 2015	1,016,928
Gala Electric Casinos, Ltd.
GBP	4,521,145	Term Loan, 8.81%, Maturing December 12, 2013	9,067,197
GBP	4,521,467	Term Loan, 9.30%, Maturing December 12, 2014	9,114,807
Green Valley Ranch Gaming, LLC
	1,653,648	Term Loan, 7.41%, Maturing February 16, 2014	1,620,575
Herbst Gaming, Inc.
	4,709,963	Term Loan, 8.16%, Maturing December 2, 2011	4,688,622
	2,463,214	Term Loan, 8.17%, Maturing December 2, 2011	2,452,053
Isle of Capri Casinos, Inc.
	1,358,824	Term Loan, 0.00%, Maturing November 30, 2013(4)	1,311,435
	1,807,235	Term Loan, 6.64%, Maturing November 30, 2013	1,744,207
	4,518,088	Term Loan, 6.74%, Maturing November 30, 2013	4,360,520
LodgeNet Entertainment Corp.
	2,743,125	Term Loan, 7.20%, Maturing April 4, 2014	2,697,693
New World gaming Partners, Ltd
	3,354,167	Term Loan, Maturing June 30, 2014(2)	3,220,000
	670,833	Term Loan, Maturing June 30, 2014(2)	644,000
Penn National Gaming, Inc.
	18,075,389	Term Loan, 6.90%, Maturing October 3, 2012	17,983,765
Seminole Tribe of Florida
	1,364,575	Term Loan, 6.75%, Maturing March 5, 2014	1,355,193
	408,097	Term Loan, 6.97%, Maturing March 5, 2014	405,291
	1,377,328	Term Loan, 7.13%, Maturing March 5, 2014	1,367,859
Trump Entertainment Resorts Holdings, L.P.
	2,504,844	Term Loan, 7.86%, Maturing May 20, 2012	2,479,795
	2,504,844	Term Loan, 7.90%, Maturing May 20, 2012	2,479,795
Venetian Casino Resort/Las Vegas Sands Inc.
	2,860,000	Term Loan, 0.00%, Maturing May 14, 2014(4)	2,781,213
	11,411,400	Term Loan, 6.95%, Maturing May 23, 2014	11,097,039
VML US Finance, LLC
	1,400,000	Term Loan, 7.45%, Maturing May 25, 2012	1,373,875
	2,800,000	Term Loan, 7.45%, Maturing May 25, 2013	2,747,749
Wimar Opco, LLC
	2,701,445	Term Loan, 7.45%, Maturing January 3, 2012	2,640,662
			$105,336,569

Principal Amount*		Borrower/Tranche Description	Value
Nonferrous Metals / Minerals — 1.9%
Almatis Holdings BV
EUR	367,294	Term Loan, 6.96%, Maturing May 4, 2015	$516,770
EUR	745,528	Term Loan, 6.96%, Maturing May 4, 2015	1,052,302
EUR	987,178	Term Loan, 6.96%, Maturing May 4, 2015	1,393,387
EUR	367,294	Term Loan, 7.34%, Maturing May 4, 2016	519,426
EUR	987,178	Term Loan, 7.34%, Maturing May 4, 2016	1,400,528
EUR	745,528	Term Loan, 7.34%, Maturing May 4, 2016	1,057,695
Alpha Natural Resources, LLC
	2,873,813	Term Loan, 6.95%, Maturing October 26, 2012	2,860,642
Euramax Europe B.V.
EUR	1,391,082	Term Loan, 8.02%, Maturing June 29, 2012	1,871,670
Euramax International, Inc.
	2,122,525	Term Loan, 8.24%, Maturing June 28, 2012	1,977,487
Magnum Coal Co.
	602,273	Term Loan, 8.01%, Maturing March 21, 2013	549,574
	5,932,386	Term Loan, 8.42%, Maturing March 21, 2013	5,413,303
Murray Energy Corp.
	1,540,500	Term Loan, 8.54%, Maturing January 28, 2010	1,540,500
Neo Material Technologies, Inc.
	3,650,000	Term Loan, 8.69%, Maturing August 31, 2009	3,650,000
Noranda Aluminum Acquisition
	1,313,625	Term Loan, 7.51%, Maturing May 18, 2014	1,288,447
Novelis, Inc.
	2,104,102	Term Loan, 7.20%, Maturing July 7, 2014	2,050,622
	4,629,023	Term Loan, 7.20%, Maturing July 7, 2014	4,511,368
Oxbow Carbon and Mineral Holdings
	4,345,612	Term Loan, 7.19%, Maturing May 8, 2014	4,190,800
	381,594	Term Loan, 7.20%, Maturing May 8, 2014	368,000
Stillwater Mining Co.
	1,320,000	Revolving Loan, 0.00%, Maturing July 30, 2009(4)	1,296,900
	4,337,904	Term Loan, 7.06%, Maturing July 30, 2010	4,302,658
Thompson Creek Metals Co.
	2,453,599	Term Loan, 9.56%, Maturing October 26, 2012	2,459,733
			$44,271,812
Oil and Gas — 2.7%
Atlas Pipeline Partners, L.P.
	$5,100,000	Term Loan, 7.55%, Maturing July 20, 2014	$5,096,813
Big West Oil, LLC
	1,333,750	Term Loan, 0.00%, Maturing May 1, 2014(4)	1,293,738
	1,085,188	Term Loan, 7.45%, Maturing May 1, 2014	1,052,632
Dresser, Inc.
	5,815,120	Term Loan, 7.99%, Maturing May 4, 2014	5,707,907

See notes to financial statements

Senior Debt Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*	Borrower/Tranche Description	Value
Oil and Gas (continued)
Dynegy Holdings, Inc.
$4,382,979	Term Loan, 6.32%, Maturing April 2, 2013	$4,248,408
767,021	Term Loan, 6.63%, Maturing April 2, 2013	743,471
El Paso Corp.
4,150,000	Term Loan, 7.32%, Maturing July 31, 2011	4,100,719
Energy Transfer Equity, L.P.
5,825,000	Term Loan, 7.11%, Maturing February 8, 2012	5,739,448
Enterprise GP Holdings L.P
3,325,000	Term Loan, Maturing October 31, 2014(2)	3,319,806
Hercules Offshore, Inc.
2,294,250	Term Loan, 6.99%, Maturing July 11, 2013	2,268,440
Key Energy Services, Inc.
4,092,112	Term Loan, 7.64%, Maturing June 30, 2012	4,080,605
Kinder Morgan, Inc.
8,704,773	Term Loan, 6.26%, Maturing May 21, 2014	8,505,285
Niska Gas Storage
767,681	Term Loan, 7.28%, Maturing May 13, 2011	750,408
660,536	Term Loan, 7.32%, Maturing May 13, 2011	645,674
447,440	Term Loan, 7.33%, Maturing May 13, 2011	437,373
4,075,067	Term Loan, 7.32%, Maturing May 12, 2013	3,983,378
Primary Natural Resources, Inc.
1,970,000	Term Loan, 7.50%, Maturing July 28, 2010(3)	1,945,375
Targa Resources, Inc.
1,225,740	Term Loan, 5.07%, Maturing October 31, 2012	1,216,853
3,290,156	Term Loan, 7.53%, Maturing October 31, 2012	3,266,303
Volnay Acquisition Co.
4,551,750	Term Loan, 7.13%, Maturing January 12, 2014	4,528,991
		$62,931,627
Publishing — 9.8%
American Media Operations, Inc.
$12,000,000	Term Loan, 8.80%, Maturing January 31, 2013	$11,865,000
Aster Zweite Beteiligungs GmbH
2,475,000	Term Loan, 7.39%, Maturing September 27, 2013	2,389,922
Black Press US Partnership
663,850	Term Loan, 7.54%, Maturing August 2, 2013	652,233
1,093,400	Term Loan, 7.54%, Maturing August 2, 2013	1,074,266
CanWest MediaWorks, Ltd.
2,693,250	Term Loan, 7.54%, Maturing July 13, 2014	2,666,318
Dex Media West, LLC
6,481,332	Term Loan, 7.05%, Maturing March 9, 2010	6,419,759
GateHouse Media Operating, Inc.
2,061,957	Term Loan, 7.27%, Maturing August 28, 2014	1,924,063
4,838,043	Term Loan, 7.51%, Maturing August 28, 2014	4,514,499
2,225,000	Term Loan, 7.72%, Maturing August 28, 2014	2,077,594

Principal Amount*		Borrower/Tranche Description	Value
Publishing (continued)
Idearc, Inc.
	$22,703,438	Term Loan, 7.20%, Maturing November 17, 2014	$22,418,464
MediaNews Group, Inc.
	2,987,188	Term Loan, 7.14%, Maturing August 2, 2013	2,860,232
Mediannuaire Holding
EUR	3,100,000	Term Loan, 6.50%, Maturing October 24, 2013	4,385,418
EUR	500,000	Term Loan, 7.00%, Maturing October 10, 2014	704,774
EUR	500,000	Term Loan, 7.50%, Maturing October 10, 2015	708,391
Merrill Communications, LLC
	5,652,389	Term Loan, 7.27%, Maturing May 9, 2011	5,567,603
Nebraska Book Co., Inc.
	3,975,158	Term Loan, 7.65%, Maturing March 4, 2011	3,915,531
Nelson Education, Ltd.
	1,550,000	Term Loan, 7.70%, Maturing July 5, 2014	1,455,063
Newspaper Holdings, Inc.
	8,925,000	Term Loan, 6.31%, Maturing July 24, 2014	8,389,500
Nielsen Finance, LLC
	20,641,530	Term Loan, 7.36%, Maturing August 9, 2013	20,128,361
Penton Media, Inc.
	1,791,000	Term Loan, 7.24%, Maturing February 1, 2013	1,708,166
Philadelphia Newspapers, LLC
	2,188,053	Term Loan, 8.75%, Maturing June 29, 2013	2,013,008
R.H. Donnelley Corp.
	10,004,294	Term Loan, 7.01%, Maturing June 30, 2011	9,884,803
Reader's Digest Association
	4,750,000	Revolving Loan, 6.94%, Maturing February 2, 2013(4)	4,441,250
	16,318,103	Term Loan, 7.54%, Maturing March 2, 2014	15,518,515
Riverdeep Interactive Learning USA, Inc.
	9,979,523	Term Loan, 7.95%, Maturing December 20, 2013	9,937,938
Seat Pagine Gialle SpA
EUR	5,419,677	Term Loan, 6.16%, Maturing May 25, 2012	7,788,642
Source Media, Inc.
	2,083,385	Term Loan, 7.07%, Maturing November 8, 2011	2,028,696
SP Newsprint Co.
	4,511,111	Term Loan, 7.00%, Maturing January 9, 2010	4,420,889
Springer Science+Business Media
	945,117	Term Loan, 7.75%, Maturing May 5, 2011	927,692
	1,023,877	Term Loan, 8.12%, Maturing May 5, 2012	1,009,798
	945,117	Term Loan, 8.12%, Maturing May 5, 2012	932,418
The Star Tribune Co.
	1,641,750	Term Loan, 7.45%, Maturing March 5, 2014	1,369,494
TL Acquisitions, Inc.
	5,700,000	Term Loan, 7.95%, Maturing July 5, 2014	5,525,831
Trader Media Corp.
GBP	6,321,250	Term Loan, 8.42%, Maturing March 23, 2015	12,639,019

See notes to financial statements

Senior Debt Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*		Borrower/Tranche Description	Value
Publishing (continued)
Tribune Co.
	$8,160,000	Term Loan, 7.74%, Maturing May 17, 2009	$8,077,764
	8,478,750	Term Loan, 8.24%, Maturing May 17, 2014	7,893,716
World Directories Acquisition
EUR	4,000,000	Term Loan, 6.72%, Maturing May 31, 2014	5,587,349
Xsys US, Inc.
EUR	1,546,742	Term Loan, 7.00%, Maturing September 27, 2014	2,182,738
	3,795,776	Term Loan, 7.39%, Maturing September 27, 2013	3,665,296
	3,877,093	Term Loan, 7.39%, Maturing September 27, 2014	3,758,357
	1,290,100	Term Loan, 9.63%, Maturing September 27, 2015	1,248,978
YBR Acquisition BV
EUR	750,000	Term Loan, 7.23%, Maturing June 30, 2013	1,076,052
EUR	2,500,000	Term Loan, 7.23%, Maturing June 30, 2013	3,586,840
EUR	750,000	Term Loan, 7.73%, Maturing June 30, 2014	1,079,928
EUR	2,500,000	Term Loan, 7.73%, Maturing June 30, 2014	3,599,760
Yell Group, PLC
	3,850,000	Term Loan, 6.75%, Maturing February 10, 2013	3,805,787
			$229,825,715
Radio and Television — 5.0%
Block Communications, Inc.
	$1,815,159	Term Loan, 7.20%, Maturing December 22, 2011	$1,751,628
Citadel Broadcasting Corp.
	11,850,000	Term Loan, 6.63%, Maturing June 12, 2014	11,402,663
CMP Susquehanna Corp.
	4,187,857	Term Loan, 7.07%, Maturing May 5, 2013	4,062,221
Discovery Communications, Inc.
	7,032,375	Term Loan, 7.20%, Maturing May 14, 2014	6,956,193
Emmis Operating Co.
	2,277,150	Term Loan, 7.20%, Maturing November 2, 2013	2,228,761
Gray Television, Inc.
	3,960,000	Term Loan, 6.73%, Maturing January 19, 2015	3,828,001
LBI Media, Inc.
	1,970,000	Term Loan, 6.32%, Maturing March 31, 2012	1,891,200
NEP II, Inc.
	2,164,118	Term Loan, 7.45%, Maturing February 16, 2014	2,070,791
Nexstar Broadcasting, Inc.
	4,549,204	Term Loan, 6.95%, Maturing October 1, 2012	4,395,668
	4,308,310	Term Loan, 6.95%, Maturing October 1, 2012	4,162,905
NextMedia Operating, Inc.
	815,110	Term Loan, 7.05%, Maturing November 15, 2012	780,468
	362,267	Term Loan, 7.12%, Maturing November 15, 2012	346,871
PanAmSat Corp.
	7,449,750	Term Loan, 7.12%, Maturing January 3, 2014	7,374,589

	Principal Amount*	Borrower/Tranche Description	Value
	Radio and Television (continued)
	Paxson Communications Corp.
	$8,300,000	Term Loan, 8.49%, Maturing January 15, 2012	$8,217,000
	Raycom TV Broadcasting, LLC
	7,850,000	Term Loan, 6.31%, Maturing June 25, 2014	7,653,750
	SFX Entertainment
	3,853,381	Term Loan, 7.95%, Maturing June 21, 2013	3,795,580
	Spanish Broadcasting System, Inc.
	6,191,250	Term Loan, 6.95%, Maturing June 10, 2012	5,873,948
	Tyrol Acquisition 2 SAS
EUR	2,800,000	Term Loan, 6.37%, Maturing January 19, 2015	3,932,537
EUR	2,800,000	Term Loan, 6.62%, Maturing January 19, 2016	3,949,206
EUR	1,250,000	Term Loan, 7.62%, Maturing July 19, 2016	1,742,128
	Univision Communications, Inc.
	2,600,000	Term Loan, 7.25%, Maturing March 29, 2009	2,583,750
	877,517	Term Loan, 0.00% Maturing September 29, 2014(4)	833,092
	25,272,483	Term Loan, 7.20%, Maturing September 29, 2014	23,993,064
	Young Broadcasting, Inc.
	3,553,213	Term Loan, 7.87%, Maturing November 3, 2012	3,411,084
			$117,237,098
	Rail Industries — 0.5%
	Kansas City Southern Railway Co.
	$6,221,250	Term Loan, 6.68%, Maturing April 26, 2013	$6,113,933
	RailAmerica, Inc.
	5,125,000	Term Loan, 7.81%, Maturing August 14, 2008	5,054,531
			$11,168,464
	Retailers (Except Food and Drug) — 2.6%
	American Achievement Corp.
	$1,218,728	Term Loan, 7.48%, Maturing March 25, 2011	$1,194,353
	Amscan Holdings, Inc.
	1,592,000	Term Loan, 7.56%, Maturing May 25, 2013	1,544,240
	Claire's Stores, Inc.
	1,172,063	Term Loan, 7.95%, Maturing May 24, 2014	1,108,149
	Coinmach Laundry Corp.
	11,518,088	Term Loan, 7.74%, Maturing December 19, 2012	11,460,497
	Cumberland Farms, Inc.
	4,207,500	Term Loan, 7.64%, Maturing September 30, 2013	4,165,425
	Harbor Freight Tools USA, Inc.
	7,199,649	Term Loan, 7.29%, Maturing July 15, 2010	6,928,539
	Josten's Corp.
	2,392,586	Term Loan, 7.20%, Maturing October 4, 2011	2,376,137

See notes to financial statements

Senior Debt Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount*	Borrower/Tranche Description	Value
	Retailers (Except Food and Drug) (continued)
	Mapco Express, Inc.
	$1,915,259	Term Loan, 7.74%, Maturing April 28, 2011	$1,884,136
	Neiman Marcus Group, Inc.
	2,694,620	Term Loan, 7.45%, Maturing April 5, 2013	2,656,335
	Orbitz Worldwide, Inc.
	3,925,000	Term Loan, 8.20%, Maturing July 25, 2014	3,873,484
	Oriental Trading Co., Inc.
	1,000,000	Term Loan, 10.76%, Maturing January 31, 2013	967,500
	5,687,187	Term Loan, 7.40%, Maturing July 31, 2013	5,495,245
	Rent-A-Center, Inc.
	2,991,886	Term Loan, 7.20%, Maturing November 15, 2012	2,937,035
	Rover Acquisition Corp.
	2,984,962	Term Loan, 7.33%, Maturing October 26, 2013	2,921,532
	Savers, Inc.
	1,040,254	Term Loan, 7.99%, Maturing August 11, 2012	1,014,247
	1,129,364	Term Loan, 7.99%, Maturing August 11, 2012	1,101,130
	The Yankee Candle Company, Inc.
	2,512,375	Term Loan, 7.20%, Maturing February 6, 2014	2,447,995
	Vivarte
EUR	2,500,000	Term Loan, 6.77%, Maturing May 29, 2015	3,382,230
EUR	2,500,000	Term Loan, 7.27%, Maturing May 29, 2016	3,398,506
			$60,856,715
	Steel — 0.2%
	Algoma Acquisition Corp.
	$1,000,000	Term Loan, Maturing June 20, 2013(2)	$965,023
	1,571,000	Term Loan, 8.09% Maturing June 20, 2013	1,516,052
	Gibraltar Industries, Inc.
	1,513,288	Term Loan, 6.94%, Maturing December 8, 2010	1,498,155
			$3,979,230
	Surface Transport — 0.8%
	Delphi Acquisition Holding, Inc.
	$1,000,000	Term Loan, 7.57%, Maturing April 10, 2015	$975,000
	1,000,000	Term Loan, 8.07%, Maturing April 10, 2016	980,000
	Oshkosh Truck Corp.
	3,569,763	Term Loan, 7.45%, Maturing December 6, 2013	3,517,891
	Ozburn-Hessey Holding Co., LLC
	1,297,782	Term Loan, 8.53%, Maturing August 8, 2012	1,245,871
	SIRVA Worldwide, Inc.
	4,676,217	Term Loan, 12.50%, Maturing December 1, 2010	3,312,319
	Swift Transportation Co., Inc.
	10,323,256	Term Loan, 8.38%, Maturing May 10, 2014	9,123,177
			$19,154,258

	Principal Amount*	Borrower/Tranche Description	Value
	Telecommunications — 4.1%
	Alaska Communications Systems Holdings, Inc.
	$6,600,000	Term Loan, 6.95%, Maturing February 1, 2012	$6,469,650
	American Cellular Corp.
	838,269	Term Loan, 7.24%, Maturing March 15, 2014	836,436
	Asurion Corp.
	8,525,000	Term Loan, 8.36%, Maturing July 2, 2014	8,351,840
	1,000,000	Term Loan, 11.72%, Maturing January 13, 2013	974,063
	Cellular South, Inc.
	1,143,750	Term Loan, 0.00%, Maturing May 29, 2014(4)	1,125,164
	3,422,672	Term Loan, 6.63%, Maturing May 29, 2014	3,367,053
	Centennial Cellular Operating Co., LLC
	9,175,000	Term Loan, 7.22%, Maturing February 9, 2011	9,087,342
	Cincinnati Bell, Inc.
	1,179,250	Term Loan, 7.02%, Maturing August 31, 2012	1,162,151
	Consolidated Communications, Inc.
	9,887,497	Term Loan, 6.95%, Maturing July 27, 2015	9,856,599
	Crown Castle Operating Co.
	2,363,125	Term Loan, 6.64%, Maturing January 9, 2014	2,313,277
	FairPoint Communications, Inc.
	8,075,000	Term Loan, 7.00%, Maturing February 8, 2012	8,006,363
	Hargray Acquisition Co.
	1,321,688	Term Loan, 7.45%, Maturing May 27, 2014	1,299,798
	Intelsat Bermuda, Ltd.
	3,875,000	Term Loan, 7.86%, Maturing February 1, 2014	3,841,094
	Intelsat Subsidiary Holding Co.
	2,721,880	Term Loan, 7.12%, Maturing July 3, 2013	2,695,001
	Iowa Telecommunications Services
	3,234,000	Term Loan, 6.99%, Maturing November 23, 2011	3,198,630
	IPC Systems, Inc.
	3,591,000	Term Loan, 7.45%, Maturing May 31, 2014	3,353,994
GBP	1,895,250	Term Loan, 8.57%, Maturing May 31, 2014	3,651,658
	Macquarie UK Broadcast Ventures, Ltd.
GBP	2,575,000	Term Loan, 8.04%, Maturing March 10, 2014	5,222,133
	NTelos, Inc.
	5,228,877	Term Loan, 7.01%, Maturing August 24, 2011	5,179,856
	Stratos Global Corp.
	3,390,750	Term Loan, 7.95%, Maturing February 13, 2012	3,334,236
	Telesat Canada, Inc.
	170,855	Term Loan, Maturing October 22, 2014(2)	169,467
	1,999,001	Term Loan, Maturing October 22, 2014(2)	1,982,759
	Triton PCS, Inc.
	6,409,172	Term Loan, 8.01%, Maturing November 18, 2009	6,403,833
	Windstream Corp.
	4,532,611	Term Loan, 6.71%, Maturing July 17, 2013	4,509,137
			$96,391,534

See notes to financial statements

Senior Debt Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount*	Borrower/Tranche Description	Value
	Utilities — 2.8%
	AEI Finance Holding, LLC
	$636,381	Revolving Loan, 8.20%, Maturing March 30, 2012	$623,654
	4,514,788	Term Loan, 8.20%, Maturing March 30, 2014	4,424,492
	Astoria Generating Co.
	1,480,117	Term Loan, 7.21%, Maturing February 23, 2013	1,463,774
	BRSP, LLC
	5,551,938	Term Loan, 8.38%, Maturing July 13, 2009	5,482,538
	Calpine Corp.
	2,786,000	DIP Loan, 7.45%, Maturing March 30, 2009	2,762,369
	Cogentrix Delaware Holdings, Inc.
	1,841,851	Term Loan, 6.26%, Maturing April 14, 2012	1,807,316
	Covanta Energy Corp.
	1,995,876	Term Loan, 6.70%, Maturing February 9, 2014	1,944,317
	4,033,853	Term Loan, 6.88%, Maturing February 9, 2014	3,929,647
	Electricinvest Holding Co.
EUR	595,770	Term Loan, 8.18%, Maturing October 24, 2012	831,763
GBP	600,000	Term Loan, 10.07%, Maturing October 24, 2012	1,210,187
	LS Power Acquisition Co.
	1,331,625	Term Loan, 7.19%, Maturing May 1, 2014	1,308,322
	Mirant North America, LLC
	2,822,519	Term Loan, 6.50%, Maturing January 3, 2013	2,778,710
	NRG Energy, Inc.
	5,600,000	Term Loan, 0.00%, Maturing June 1, 2014(4)	5,491,002
	6,341,577	Term Loan, 6.85%, Maturing June 1, 2014	6,219,109
	15,224,803	Term Loan, 6.95%, Maturing June 1, 2014	14,930,782
	Pike Electric, Inc.
	2,343,375	Term Loan, 6.69%, Maturing July 2, 2012	2,318,477
	TXU Texas Competitive Electric Holdings Co., LLC
	2,500,000	Term Loan, Maturing October 10, 2014(2)	2,500,778
	2,500,000	Term Loan, Maturing October 10, 2014(2)	2,500,000
	Vulcan Energy Corp.
	4,072,323	Term Loan, 7.12%, Maturing July 23, 2010	4,011,238
			$66,538,475
Total Senior Floating-Rate Interests (identified cost $2,727,385,184)			$2,695,181,286
	Corporate Bonds & Notes — 1.3%
	Principal Amount* (000's omitted)	Security	Value
	Building and Development — 0.5%
	Assemblies of God Financial Real Estate, Series 2004-1A, Class A, Variable Rate
	$3,640	7.708%, 6/15/29(5)(6)	$3,639,916
	Grohe Holding GMBH, Variable Rate
EUR	6,500	7.566%, 1/15/14(6)	9,051,230
			$12,691,146

	Principal Amount* (000's omitted)	Security	Value
	Cable and Satellite Television — 0.4%
	Iesy Hessen & ISH NRW, Variable Rate
EUR	7,000	7.481%, 4/15/13(6)	$9,975,341
			$9,975,341
	Electronics / Electrical — 0.1%
	NXP BV/NXP Funding, LLC, Variable Rate
	$2,300	7.993%, 10/15/13(6)	$2,187,875
			$2,187,875
	Financial Intermediaries — 0.1%
	Sonata S.A., Series 2006-6
	$1,955	8.863%, 12/28/07	$1,955,422
			$1,955,422
	Telecommunications — 0.2%
	Qwest Corp., Sr. Notes, Variable Rate
	$3,150	8.944%, 6/15/13(6)	$3,374,438
			$3,374,438
Total Corporate Bonds & Notes (identified cost $28,034,609)			$30,184,222
	Common Stocks — 0.0%
	Shares	Security	Value
	1,242	Environmental Systems Products Holdings, Inc.(3)(7)(8)	$0
	1,782	Gentek, Inc.(7)	60,588
	133,410	Hayes Lemmerz International(7)	620,356
	20,048	Safelite Realty Corp.(3)(7)(8)	47,514
Total Common Stocks (identified cost, $1,334,100)			$728,458
	Asset Backed Securities — 0.0%
	Principal Amount* (000's omitted)	Security	Value
	Carlyle High Yield Partners, Series 2004-6A, Class C, Variable Rate
	$1,000	7.95%, 8/11/16(3)(5)(6)	$930,130
Total Asset Backed Securities (identified cost $1,000,000)			$930,130

See notes to financial statements

Senior Debt Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Preferred Stocks — 0.0%
Shares	Security	Value
1,242	Environmental Systems Products Holdings Preferred (Series A)(3)(7)	$21,735
445	Hayes Lemmerz International(3)(7)(8)	11,981
218	Key Plastics, LLC, Series A(3)(7)(8)	0
Total Preferred Stocks (identified cost, $262,185)		$33,716
Warrants — 0.0%
Shares/Rights	Security	Value
4,437	Citation Warrant A14 Expiration 4/06/12(3)(7)	$0
6,545	Citation Warrant B18 Expiration 4/06/12(3)(7)	0
1,930	Gentek, Inc., Class B(7)(8)	92,022
940	Gentek, Inc., Class C(7)(8)	42,300
Total Warrants (identified cost, $0)		$134,322
Short-Term Investments — 0.6%
Description	Interest (000's omitted)	Value
Investment in Cash Management Portfolio, 4.83%(9)	12,650	$12,649,597
Total Short-Term Investments (identified cost, $12,649,597)		$12,649,597
Total Investments — 117.4% (identified cost $2,770,665,675)		$2,739,841,731
Less Unfunded Loan Commitments — (1.6)%		$(37,521,429)
Net Investments — 115.8% (identified cost $2,733,144,246)		$2,702,320,302
Other Assets, Less Liabilities — (15.8)%		$(367,951,457)
Net Assets — 100.0%		$2,334,368,845

DIP - Debtors in Possession

REIT - Real Estate Investment Trust

EUR - Euro

GBP - British Pound

*  In US dollar unless otherwise indicated.

(1)  Senior floating-rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior floating-rate interests will have an expected average life of approximately two to three years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate ("LIBOR"), and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders.

(2)  This senior loan will settle after October 31, 2007, at which time the interest rate will be determined.

(3)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(4)  Unfunded or partially funded loan commitments. See Note 1E for description.

(5)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2007, the aggregate value of the securities is $4,570,046 or 0.2% of the Portfolio's net assets.

(6)  Adjustable rate securities. Rates shown are the rates at period end.

(7)  Non-income producing security.

(8)  Restricted security.

(9)  Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2007.

See notes to financial statements

Senior Debt Portfolio as of October 31, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2007

Assets
Unaffiliated investments, at value (identified cost, $2,720,494,649)	$2,689,670,705
Affiliated investment, at value (identified cost, $12,649,597)	12,649,597
Cash	14,631,233
Foreign currency, at value (identified cost, $4,116,217)	4,131,185
Receivable for investments sold	19,626,217
Interest receivable	22,137,217
Interest receivable from affiliated investment	156,191
Receivable for open forward foreign currency contracts	440
Receivable for open swap contracts	367,430
Prepaid expenses and other assets	314,817
Total assets	$2,763,685,032
Liabilities
Demand note payable	$395,000,000
Payable for investments purchased	28,653,536
Payable for open forward foreign currency contracts	2,092,928
Payable for open swap contracts	427
Payable to affiliate for investment advisory fees	1,012,361
Payable to affiliate for Trustees' fees	2,969
Accrued expenses	2,553,966
Total liabilities	$429,316,187
Net Assets applicable to investors' interest in Portfolio	$2,334,368,845
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$2,366,372,156
Net unrealized depreciation (computed on the basis of identified cost)	(32,003,311)
Total	$2,334,368,845

Statements of Operations

Investment Income	Period Ended October 31, 2007(1)	Year Ended November 30, 2006
Interest	$193,376,784	$204,096,418
Interest income allocated from affiliated investment	2,277,193	126,896
Expenses allocated from affiliated investment	(214,761)	(11,145)
Total investment income	$195,439,216	$204,212,169
Expenses
Investment adviser fee	$11,498,740	$13,019,584
Trustees' fees and expenses	30,860	30,607
Interest expense	16,093,360	861,582
Custodian fee	765,981	689,615
Legal and accounting services	632,263	185,522
Miscellaneous	269,094	138,824
Total expenses	$29,290,298	$14,925,734
Deduct — Reduction of custodian fee	$65,978	$73,293
Total expense reductions	$65,978	$73,293
Net expenses	$29,224,320	$14,852,441
Net investment income	$166,214,896	$189,359,728
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions	$28,605,317	$6,414,298
Swap contracts	393,190	323,348
Foreign currency and forward foreign currency exchange contract transactions	(27,897,478)	(19,015,173)
Net realized gain (loss)	$1,101,029	$(12,277,527)
Change in unrealized appreciation (depreciation) — Investments	$(67,684,176)	$15,491,405
Swap contracts	(97,399)	491,264
Foreign currency and forward foreign currency exchange contracts	696,036	(2,454,058)
Net change in unrealized appreciation (depreciation)	$(67,085,539)	$13,528,611
Net realized and unrealized gain (loss)	$(65,984,510)	$1,251,084
Net increase in net assets from operations	$100,230,386	$190,610,812

(1)  For the eleven months ended October 31, 2007.

See notes to financial statements

Senior Debt Portfolio as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Period Ended October 31, 2007(1)	Year Ended November 30, 2006	Year Ended November 30, 2005
From operations — Net investment income	$166,214,896	$189,359,728	$162,991,740
Net realized gain (loss) from investment transactions, swap contracts, foreign currency, and forward foreign currency exchange contract transactions	1,101,029	(12,277,527)	1,600,761
Net change in unrealized appreciation (depreciation) from investments, swap contracts, foreign currency, and forward foreign currency exchange contracts	(67,085,539)	13,528,611	211,340
Net increase in net assets from operations	$100,230,386	$190,610,812	$164,803,841
Capital transactions — Contributions	$190,766,237	$195,494,844	$409,703,712
Withdrawals	(602,426,148)	(794,697,437)	(860,269,748)
Net decrease in net assets from capital transactions	$(411,659,911)	$(599,202,593)	$(450,566,036)
Net decrease in net assets	$(311,429,525)	$(408,591,781)	$(285,762,195)
Net Assets
At beginning of period	$2,645,798,370	$3,054,390,151	$3,340,152,346
At end of period	$2,334,368,845	$2,645,798,370	$3,054,390,151

(1)  For the eleven months ended October 31, 2007.

See notes to financial statements

Senior Debt Portfolio as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Period Ended		Year Ended November 30,					Period Ended
	October 31, 2007(1)		2006	2005		2004	2003	November 30, 2002(2)
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	0.58	%(3)	0.51%	0.50%		0.50%	0.51%	0.47	%(3)
Expenses after custodian fee reduction	0.58	%(3)	0.51%	0.50%		0.50%	0.51%	0.47	%(3)
Interest expense	0.70	%(3)	0.01%	0.00	%(4)	0.00 (4)	0.01%	0.01	%(3)
Total expenses	1.28	%(3)	0.52%	0.50%		0.51%	0.51%	0.48	%(3)
Net investment income	7.18	%(3)	6.57%	5.00%		3.82%	4.14%	4.77	%(3)
Portfolio Turnover	55%		51%	65%		87%	47%	42%
Total Return	3.89	%(5)	6.88%	5.27%		6.15%	8.19%	0.85	%(5)
Net assets, end of period (000's omitted)	$2,334,369		$2,645,798	$3,054,390		$3,340,152	$3,384,305	$4,084,930

(1)  For the eleven month period ended October 31, 2007.

(2)  For the eleven month period ended November 30, 2002.

(3)  Annualized.

(4)  Rounds to less than 0.01%.

(5)  Not annualized.

See notes to financial statements

Senior Debt Portfolio as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Senior Debt Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company, which was organized as a trust under the laws of the State of New York on May 1, 1992. The Portfolio seeks to provide as high a level of current income as is consistent with the preservation of capital by investing primarily in senior secured floating rate loans. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2007, the Eaton Vance Prime Rate Reserves, Eaton Vance Advisers Senior Floating-Rate Fund, EV Classic Senior Floating-Rate Fund, Eaton Vance Medallion Senior Floating-Rate Fund and Eaton Vance Institutional Senior Floating-Rate Fund (collectively, the Funds) held an approximate 49.8%, 2.0%, 39.0%, 7.0% and 2.2% interest, respectively in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The portfolio's investments are primarily in interests in senior floating rate loans (Senior Loans). Interests in Senior Loans for which reliable market quotations are readily available are valued on the basis of prices furnished by an independent pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the following valuation techniques: (i) a matrix pricing approach that considers the yield on the Senior Loan relative to yields on other loan interests issued by companies of comparable credit quality; (ii) a comparison of the value of the borrower's outstanding equity and debt to that of comparable public companies; (iii) a discounted cash flow analysis; or (iv) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower's assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of a fund or portfolio based on information available to such managers. The portfolio managers of other funds or portfolios managed by Eaton Vance that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds or portfolios managed by Eaton Vance that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of other Eaton Vance funds or portfolios. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser's Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior loans are valued in the same manner as Senior Loans.

Debt obligations (other than short-term obligations maturing in sixty days or less), including listed securities and securities for which price quotations are available and forward contracts, will normally be valued on the basis of market valuations furnished by dealers or pricing services. Financial futures contracts listed on commodity exchanges and exchange-traded options thereon are valued at closing settlement prices. Over-the-counter options are valued at the mean between the bid and asked prices provided by dealers. Foreign exchange rates for foreign exchange forward contracts and for the transactions on non-U.S. dollars-denominated investments into U.S. dollars are obtained from a pricing service. Credit default swaps are valued by the broker-dealer (usually the counterparty to the agreement). Equity securities listed on the NASDAQ Global or Global Select Market are valued at the official NASDAQ closing price. The value of interest rate swaps will be based upon a dealer quotation. Short-term obligations and money market securities maturing in sixty days or less are valued at amortized cost which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Investments for which valuations or reliable market quotations are not readily available, are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio. Occasionally, events affecting the value of foreign securities may occur between the time trading is completed abroad and the close of the New York Stock Exchange which will not be reflected in the computation of the Portfolio's net asset value (unless the Portfolio deems that such event would materially affect its net asset value in which case an adjustment would be made and reflected in such computation). The Portfolio may rely on an independent fair valuation service in making any such adjustments.

Senior Debt Portfolio as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

The Portfolio may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by BMR. Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Unfunded Loan Commitments — The Portfolio may enter into certain credit agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower's discretion. These commitments are disclosed in the accompanying Portfolio of Investments.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

J  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts

Senior Debt Portfolio as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contract is adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contract has been closed or offset by another contract with the same broker for the same settlement date and currency.

K  Interest Rate Swaps — The Portfolio may enter into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates, or as substitution for the purchase or sale of securities. Pursuant to these agreements, the Portfolio makes periodic payments at a fixed interest rate and, in exchange, receives payments based on the interest rate of a benchmark industry index. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

L  Credit Default Swaps — The Portfolio may enter into credit default swap contracts for risk management purposes, including diversification. When the Portfolio is a buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would have spent the stream of payments and received no benefit from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay upon default of the referenced debt obligations. As the seller, the Portfolio effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Up front payments or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. The Portfolio segregates assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swap of which it is the seller, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

2  Investment Advisory Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.95% of the Portfolio's average daily gross assets and is payable monthly. The Trustees of the Portfolio have accepted a contractual waiver of a portion of BMR's compensation so that the aggregate advisory fee paid by the Portfolio under the advisory agreement will not exceed 0.50% annually of the Portfolio's average daily gross assets up to and including $1 billion, 0.45% of average daily gross assets from $1 billion up to and including $2 billion, 0.40% of average daily gross assets from $2 billion up to and including $7 billion, and at reduced rates as daily gross assets exceed that level. The fee waiver is indefinite but could be removed or changed at any time upon agreement of BMR and the Portfolio's Board of Trustees. The portion of the advisory fee payable by Cash Management on the Portfolio's investment therein is credited against the Portfolio's advisory fee. For the eleven months ended October 31, 2007 and year ended November 30, 2006, the Portfolio's advisory fee totaled $11,705,797 and $13,030,684 respectively, of which $207,057 and $11,100, respectively, was allocated from Cash Management and $11,498,740 and $13,019,584, respectively, was paid or accrued by the Portfolio. For the period ended October 31, 2007 and year ended November 30, 2006, the Portfolio's advisory fee, including the portion allocated from Cash Management, was 0.45% and 0.45%, respectively, of the Portfolio's average daily gross assets.

Except for Trustees of the Portfolio who are not members of BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are

Senior Debt Portfolio as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

not affiliated with BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the period ended October 31, 2007, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of BMR.

3  Purchases and Sales of Investments

The Portfolio invests primarily in Senior Loans. The ability of the issuers of the Senior Loans to meet their obligations may be affected by economic developments in a specific industry. Purchases and sales of investments, other than short-term investments and including principal repayments, aggregated $1,603,680,788 and $1,550,655,478, respectively, for the period ended October 31, 2007.

4  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2007, as determined on a federal income tax basis, were as follows:

Aggregate cost	$2,733,170,185
Gross unrealized appreciation	$30,291,685
Gross unrealized depreciation	(61,141,568)
Net unrealized depreciation	$(30,849,883)

The net unrealized depreciation on foreign currency, swaps and forward foreign currency exchange contracts at October 31, 2007, on a federal income tax basis was $1,186,034.

5  Restricted Securities

At October 31, 2007, the Portfolio owned the following securities (representing approximately 0.01% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Description	Date of Acquisition	Shares/Face	Cost	Value
Common Stocks
Environmental Systems Products Holdings, Inc.	10/24/00	1,242	$0	$0
Safelite Realty Corp.	9/29/00 - 11/10/00	20,048	0	47,514
			$0	$47,514
Preferred Stocks
Hayes Lemmerz International	6/04/03	445	$22,250	$11,981
Key Plastics, LLC, Series A	4/26/01	218	218,200	0
			$240,450	$11,981
Warrants
Gentek, Inc., Class B	11/11/03	1,930	$0	$92,022
Gentek, Inc., Class C	11/11/03	940	0	42,300
			$0	$134,322
Total Restricted Securities			$240,450	$193,817

6  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments may include written options, financial futures contracts, forward foreign currency exchange contracts, interest rate swaps and credit default swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and

Senior Debt Portfolio as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2007 is as follows:

Forward Foreign Currency Exchange Contracts

Sales
Settlement Date	Deliver	In Exchange For	Net Unrealized Appreciation (Depreciation)
11/1/07	Euro	United States Dollar
	113,693	164,854	$370
11/30/07	Euro	United States Dollar
	199,453,301	287,560,141	(1,130,442)
11/1/07	British Pound	United States Dollar
	19,078	39,702	70
11/30/07	British Pound	United States Dollar
	56,607,874	116,530,139	(962,486)
			$(2,092,488)

Credit Default Swaps

The Portfolio has entered into credit default swaps whereby the Portfolio is buying or selling protection against default exposing the Portfolio to risks associated with changes in credit spreads of the underlying instruments.

Counterparty	Reference Entity	Buy/ Sell	Notional Amount (000's omitted)	Pay/ Receive Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)
Lehman	Avago
Brothers, Inc.	Technologies, Inc.	Sell	$4,000	2.40%	3/20/2012	$99,984
Lehman Brothers, Inc.	CSG Systems, Inc.	Sell	3,000	2.15	9/21/2009	51,067
Lehman Brothers, Inc.	Inergy, L.P.	Sell	3,000	2.20	3/20/2010	84,344
Lehman Brothers, Inc.	Rural Cellular Corp.	Sell	2,000	3.25	6/20/2010	132,034
Lehman Brothers, Inc.	Syniverse Technologies Corp.	Sell	2,000	1.85	3/20/2011	(427)
						$367,002

At October 31, 2007, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

7  Short-Term Debt and Credit Agreements

Effective February 16, 2007, the Portfolio entered into a Revolving Credit and Security Agreement (the "Agreement") with conduit lenders and a bank that allows it to borrow up to an initial limit of $1 billion and to invest the borrowings in accordance with its investment practices. Borrowings under the Agreement are secured by the assets of the Portfolio. Interest is charged at a rate above the conduits' commercial paper issuance rate or above LIBOR and is payable monthly. Under the terms of the Agreement, the Portfolio also pays a program fee of 0.23% per annum on its outstanding borrowings to administer the facility and a commitment fees of 0.10% per annum on the amount of the facility. Program and commitment fees for the period February 16, 2007 through October 31, 2007 totaled $735,029 and are included in interest expense in the Statement of Operations. In connection with the structuring of the Agreement, the Portfolio is obligated to pay a fee of $1 million in quarterly installments of $50,000 through February 2012. The entire unpaid balance is payable on termination date if the Agreement is terminated by the Portfolio within the first five years and eliminated if the Agreement is terminated by the lenders at their discretion except for an event of default by the Portfolio. As of October 31, 2007, the Portfolio had borrowings of $395,000,000 at an interest rate of 5.29% and is reflected in the demand note payable on the Statement of Asset and Liabilities. For the period February 16, 2007 through October 31, 2007, the average borrowings under the Agreement and the average interest rate (annualized) were $343,158,915 and 5.34%, respectively.

Prior to February 16, 2007, the Portfolio participated with other portfolios managed by BMR in a $500 million unsecured line of credit with a group of banks. Interest was charged to the Portfolio based on its borrowings at the banks' base rate or at an amount above LIBOR. In addition, a commitment fee computed at an annual rate of 0.09% of the credit agreement was allocated among the participating portfolios. For the period December 1, 2006 through February 15, 2007, the average borrowings under this line of credit and the average interest rate (annualized) were $123,051,948 and 5.72%, respectively.

8  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic

Senior Debt Portfolio as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

9  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Portfolio's financial statement disclosures.

10  Fiscal Year-End Change

Effective October 15, 2007, the Trustees approved a change in fiscal year-end of the Portfolio and Fund from November 30 to October 31.

11  Proposed Reorganization

On August 6, 2007, the Trustees of the Portfolio and the Fund approved the conversion to an open-end management investment company. To accomplish the conversion, the Fund will be reorganized into separate classes of a new open-end investment company, Eaton Vance Floating-Rate Advantage Fund. Like the Fund, Eaton Vance Floating-Rate Advantage Fund will invest in the Portfolio. The Portfolio's and Fund's conversions are subject to approval by the Fund's shareholders, which had not occurred as of October 31, 2007.

Senior Debt Portfolio as of October 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors
of Senior Debt Portfolio:

We have audited the accompanying statement of assets and liabilities of Senior Debt Portfolio (the "Portfolio"), including the portfolio of investments, as of October 31, 2007, and the related statements of operations for the eleven month period ended October 31, 2007 and the year ended November 30, 2006, the statements of changes in net assets for the eleven month period ended October 31, 2007 and for each of the two years in the period ended November 30, 2006, and the supplementary data for the eleven month period ended October 31, 2007, for each of the four years in the period ended November 30, 2006 and the eleven month period ended November 30, 2002. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of October 31, 2007, by correspondence with the custodian and selling or agent banks; where replies were not received from selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Senior Debt Portfolio as of October 31, 2007, the results of its operations for the eleven month period ended October 31, 2007 and the year ended November 30, 2006, the changes in its net assets for the eleven month period ended October 31, 2007 and for each of the two years in the period ended November 30, 2006, and the supplemental data for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 20, 2007

EV Classic Senior Floating-Rate Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 23, 2007, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February, March and April 2007. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30,

EV Classic Senior Floating-Rate Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

2007, the Board met ten times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, fourteen and eight times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the Senior Debt Portfolio (the "Portfolio"), the portfolio in which the EV Classic Senior Floating-Rate Fund (the "Fund") invests, with Boston Management and Research (the "Adviser"), including the fee structure, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing special considerations relevant to investing in senior floating rate loans. The Board noted the experience of the Adviser's 30 bank loan investment professionals and other personnel who provide services to the Portfolio, including five portfolio managers and 17 analysts. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-,

EV Classic Senior Floating-Rate Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

five- and ten- year periods ended September 30, 2006 for the Fund. The Board noted that the Fund's performance relative to its peers is affected by management's focus on reducing volatility. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (collectively referred to as "management fees"). As part of its review, the Board considered the management fees and the Fund's total expense ratio for the year ended September 30, 2006, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund and the Portfolio.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

EV Classic Senior Floating-Rate Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of EV Classic Senior Floating-Rate Fund (the Fund) and Senior Debt Portfolio (the Portfolio) are responsible for the overall management and supervision of the Fund and Portfolio's affairs. The Trustees and officers of the Fund and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Fund and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Fund and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Fund and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 176 registered investment companies and 5 private investment companies in the Eaton Vance Fund Complex. Mr. Faust is an interested person because of his positions with EVM, BMR, EVC and EV which are affiliates of the Fund and the Portfolio.	176	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	176	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman and Chief Executive Officer of Assurant, Inc. (insurance provider) (1978-2000). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007).	175	Director of Assurant, Inc. and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (since 2002-2005).	176	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	176	None

Norton H. Reamer 9/21/35	Trustee	Since 1994	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	176	None

EV Classic Senior Floating-Rate Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Fund and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	President, Lowenhaupt Global Advisors, LLC (global wealth management firm) (since 2005); Formerly, President and Contributing Editor, Worth Magazine (2004); Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	173	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law, University of California at Los Angeles School of Law.	176	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	176	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Fund and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Scott H. Page 11/30/59	President	Since 2002	Vice President of EVM and BMR. Officer of 15 registered investment companies managed by EVM or BMR.

Craig P. Russ 10/30/63	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 9 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary	Since 2007	Vice President and Deputy Chief Legal Officer of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Dan A. Maalouly 3/25/62	Treasurer	Since 2005	Vice President of EVM and BMR. Previously, Senior Manager of PricewaterhouseCoopers LLP (1997-2005). Officer of 76 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

Investment Adviser of Senior Debt Portfolio
Boston Management and Research

The Eaton Vance Building
255 State Street
Boston, MA 02109

Administrator of EV Classic Senior Floating-Rate Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

EV Classic Senior Floating-Rate Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

167-12/07  C-SFRSRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park and Norton H. Reamer, each an independent trustee, as its audit committee financial experts.  Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms). Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company).  Formerly, Mr. Reamer was Chairman and Chief Operating Officer of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s last two full fiscal years ended November 30, 2005, November 30, 2006 and the period from December 1, 2006 to October 31, 2007 by the Fund’s principal accountant for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by the principal accountant during such period.

Fiscal Years Ended	11/30/05	11/30/06	10/31/07

Audit Fees	$12,055	$12,490	$14,130

Audit-Related Fees(1)	0	0	0

Tax Fees(2)	$5,565	$5,775	$5,977

All Other Fees(3)	0	0	0

Total	$17,620	$18,265	$20,107

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

During the Funds’ last two full fiscal years ended November 30, 2005, November 30, 2006 and the period from December 1, 2006 to October 31, 2007, $35,000 was billed for each such fiscal year by D&T, the principal accountant for the Series, for work done in connection with its Rule 17Ad-13 examination of Eaton Vance Management’s assertion that it has maintained an effective internal control structure over the sub-transfer agent and registrar functions, such services being pre-approved in accordance with Rule 2-01(c) (7) (ii) of Regulation S-X.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”).  The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities.  As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees.  Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually.  The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by the registrant’s principal accountant for the registrant’s last two full fiscal year ended November 30, 2005, November 30, 2006 and the period from December 1, 2006 to October 31, 2007; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Eaton Vance organization for the registrant’s principal accountant for the same time periods, respectively.

Fiscal Years Ended	11/30/05	11/30/06	10/31/07

Registrant	$5,565	$5,775	$5,977

Eaton Vance (1)	$184,983	$66,100	$286,446

(1) The Investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below.  The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year.  In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy.  The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services.  The investment adviser will generally vote proxies through the Agent.  The Agent is required to vote all proxies and/or refer then back to the investment adviser pursuant to the Policies.  It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent.  The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies.  The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies.  The investment adviser generally supports management on social and environmental proposals.  The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients.  The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personal of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists.  If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Scott H. Page, Payson F. Swaffield and other Eaton Vance Management (“EVM”) investment professionals comprise the investment team responsible for the overall management of the Fund’s investments.  Messrs. Page and Swaffield are the portfolio managers responsible for the day-to-day management of the Fund’s investments.

Mr. Page has been an Eaton Vance portfolio manager since 1996 and is a Vice President of EVM and Boston Management and Research, an Eaton Vance subsidiary (“BMR”). He is co-head of Eaton Vance’s Senior Loan Group.  Mr. Swaffield has been an Eaton Vance portfolio manager since 1996 and is a Vice President of EVM and BMR.  Along with Mr. Page, he is co-head of Eaton Vance’s Senior Loan Group.  As of November 12, 2007, Mr. Swaffield is no longer a co-portfolio manager of the Trust or co-head of Eaton Vance’s Senior Loan Group.  This information is provided as of the date of filing of this report.

The following tables show, as of the Trust’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category.  The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

	Number of All Accounts	Total Assets of All Accounts*	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee*
Scott H. Page
Registered Investment Companies	13	$14,983.1	0	$0
Other Pooled Investment Vehicles	7	$6,382.6	6	$3,243.8
Other Accounts	2	$1,035.6	0	$0
Payson F. Swaffield
Registered Investment Companies	13	$14,983.1	0	$0
Other Pooled Investment Vehicles	7	$6,382.6	6	$3,243.8
Other Accounts	2	$1,035.6	0	$0

*In millions of dollars. For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund
Scott H. Page	None
Payson F. Swaffield	None

Potential for Conflicts of Interest.  The portfolio managers manage multiple investment portfolios.  Conflicts of interest may arise between a portfolio manager’s management of the Fund and his or her management of these other investment portfolios. Potential areas of conflict may include allocation of a portfolio manager’s time, investment opportunities and trades among investment portfolios, including the Fund, personal securities transactions and use of Fund portfolio holdings information.   In addition, some investment portfolios may compensate the investment adviser or sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for a portfolio manager in the allocation of management time and investment opportunities.  EVM has adopted policies and procedures that it believes are reasonably designed to address these conflicts.  There is no guarantee that such policies and procedures will be effective or that all potential conflicts will be anticipated.

Portfolio Manager Compensation Structure

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and/or restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to all EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	Total Number of Shares Purchased	Average Price Paid Per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased Under the Plans or Programs
December 1, 2006 to December 31, 2006	28560590	$9.37	6,809,677	0
January 1, 2007 to January 31, 2007	None
February 1, 2007 to February 29, 2007	None
March 1, 2007 to March 31, 2007	27,471,139	$9.41	5,350,569	0
April 1, 2007 to April 30, 2007	None
May 1, 2007 to May 31, 2007	None
June 1, 2007 to June 30, 2006	26,865,488	$941	4,860,093	0
July 1, 2007 to July 31, 2006	None

August 1, 2007 to August 31, 2007	None
September 1, 2007 to September 30, 2006	6,146,796	$9.04	6,146,796	0
October 1, 2007 to October 31, 2007	None

1.                                       Pursuant to procedures (the “Procedures”) adopted by the registrant under Rule 23c-3 of the Investment Company Act of 1940, as amended, the registrant announced four repurchase offers on December 3, 2005, March 1, 2006, June 1, 2006 and September 1, 2006.

2.                                       The registrant’s Board of Trustees has authorized the repurchase of at least 5% and no more than 25% of the outstanding shares of the registrant through each repurchase of the registrant’s shares plus, if necessary, up to 2% of the net asset value of Senior Debt Portfolio, the investment company in which the Fund invests.

3.                                       The expiration date of the repurchase offers during the period were December 22, 2005, March 22, 2006, June 22, 2006 and September 22, 2006.

Item 10. Submission of Matters to a Vote of Security Holders.

No Material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EV Classic Senior Floating Rate Fund

By:	/s/Scott H. Page
Scott H. Page
President

Date:	December 11, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Dan A. Maalouly
Dan A. Maalouly
Treasurer

Date:	December 11, 2007

By:	/s/Scott H. Page
Scott H. Page
President

Date:	December 11, 2007